UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

EIGHTCO HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Eightco Holdings Inc.

101 Larry Holmes Drive, Suite 313

Easton, PA 18042.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 30, 2024

December 10, 2024

Dear Stockholder,

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Eightco Holdings Inc., a Delaware corporation (the “Company”), to be held on December 30, 2024, at 2:00 p.m., Eastern Time, in virtual-only format at www.virtualshareholdermeeting.com/OCTO2024.

The attached Notice of Annual Meeting of Stockholders and the accompanying proxy statement (the “Proxy Statement”) describe the business we will conduct at the Annual Meeting and provide information about us that you should consider when you vote your shares.

At the Annual Meeting, we will ask stockholders to:

(1)	approve the redomestication of the Company’s jurisdiction of incorporation from Delaware to Nevada (the “Redomestication Proposal”);

(2)	approve the amendment to the Company’s 2022 Long-Term Incentive Plan (the “Incentive Plan”) increasing the total number of shares of the Company’s common stock available under the Incentive Plan by 172,285 shares, from 356,588 shares to 528,873 (the “Plan Proposal”);

(3)	approve the sale of assets of Ferguson Containers, Inc. (“Fergco”), a wholly-owned subsidiary of the Company (the “Fergco Asset Sale”), to an entity affiliated with the current management of Fergco (the “Fergco Asset Sale Proposal”);

(4)	elect Frank Jennings and Kevin O’Donnell as Class II members of the Company’s Board of Directors, to serve until the 2027 annual meeting of stockholders or until the appointment, election and qualification of their respective successors (the “Director Election Proposal”);

(5)	ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2024 (the “Accountant Ratification Proposal”);

(6)	approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals (the “Adjournment Proposal”); and

(7)	transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

We hope you will be able to attend the Annual Meeting. When you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Annual Meeting and the presence of a quorum.

Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.

Sincerely,

Paul Vassilakos
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 30, 2024: This notice of meeting and the accompanying proxy statement are available at https://materials.proxyvote.com/22890A. This notice of meeting is not a form for voting and presents only an overview of the accompanying proxy statement, which you are encouraged to review before voting. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder. Stockholders may notify the Company of their requests by calling (212) 818-8800 or writing the Company at the Company’s principal executive offices at 101 Larry Holmes Drive, Sutie 313, Easton, PA 18042. In order to receive delivery of the requested documents, your request must be received no later than December 16, 2024.

Eightco Holdings Inc.

101 Larry Holmes Drive, Suite 313

Easton, PA 18042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 30, 2024

To the Stockholders:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Eightco Holdings Inc., a Delaware corporation (the “Company”), will be held on December 30, 2024, at 2:00 p.m., Eastern Time, in virtual-only format at www.virtualshareholdermeeting.com/OCTO2024 for the following purposes:

(1)	approve the redomestication of the Company’s jurisdiction of incorporation from Delaware to Nevada (the “Redomestication Proposal”);

(2)	approve the amendment to the Company’s 2022 Long-Term Incentive Plan (the “Plan”) increasing the total number of shares of the Company’s common stock available under the Incentive Plan by 172,285 shares, from 356,588 shares to 528,873 (the “Plan Proposal”);

(3)	approve the sale of assets of Ferguson Containers, Inc. (“Fergco”), a wholly-owned subsidiary of the Company (the “Fergco Asset Sale”), to an entity affiliated with the current management of Fergco (the “Fergco Asset Sale Proposal”);

(4)	elect Frank Jennings and Kevin O’Donnell as Class II members of the Company’s Board of Directors, to serve until the 2027 annual meeting of stockholders or until the appointment, election and qualification of their respective successors (the “Director Election Proposal”);

(5)	ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2024 (the “Accountant Ratification Proposal”);

(6)	approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals (the “Adjournment Proposal”); and

(7)	transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items are more fully described in the accompanying proxy statement (the “Proxy Statement”), which forms a part of this Notice of Annual Meeting of Stockholders. As of the date of the Proxy Statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in the Proxy Statement.

The Annual Meeting will be conducted in a virtual-only format. The Board believes that a virtual meeting will enable increased stockholder accessibility while allowing for meeting efficiency and reduced costs. You will be able to attend the Annual Meeting virtually, vote your shares, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OCTO2024. Details regarding how to attend the Annual Meeting online are more fully described in the accompanying Proxy Statement.

Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on December 5, 2024, the record date fixed by our Board for such purpose. A list of stockholders of record will be available during the ten days prior to the Annual Meeting at our office at the above address.

All stockholders are cordially invited to attend the Annual Meeting. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Annual Meeting and the presence of a quorum.

Thank you for your continued support of Eightco Holdings Inc. We look forward to seeing you at the Annual Meeting.

By Order of the Board,

/s/ Paul Vassilakos
Paul Vassilakos
Chief Executive Officer and Director
Easton, Pennsylvania
December 10, 2024

i

December 10, 2024

Eightco Holdings Inc.

101 Larry Holmes Drive, Suite 313

Easton, PA 18042

(888) 765-8933

PROXY STATEMENT

This proxy statement (the “Proxy Statement”), the attached Notice of Annual Meeting of Stockholders (the “Notice”) and the enclosed proxy card are being mailed to stockholders of record on or about December 5, 2024 and are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Eightco Holdings Inc. (the “Company,” “we,” or “us”) for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on December 30, 2024, at 2:00 p.m., Eastern Time, in virtual-only format at www.virtualshareholdermeeting.com/OCTO2024, and at any adjournments or postponements thereof. Although not part of this Proxy Statement, we are also sending along with this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which includes our financial statements and related notes thereto for such year (the “2023 Annual Report”).

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON December 30, 2024.

You can find a copy of this Proxy Statement and our 2023 Annual Report on the website of the Securities and Exchange Commission (the “SEC”) at https://www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://www.8co.holdings. You may also obtain a printed copy of our 2023 Annual Report, free of charge, from us by sending a written request to: Attention: Secretary, Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042. Exhibits to the 2023 Annual Report will be provided upon written request and payment of an appropriate processing fee.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What am I voting on?

At the Annual Meeting, you will be asked to act upon the matters outlined in the Notice, which include the following:

(1)	approve the redomestication of the Company’s jurisdiction of incorporation from Delaware to Nevada (the “Redomestication Proposal”);

(2)	approve the amendment to the Company’s 2022 Long-Term Incentive Plan (the “Plan”) increasing the total number of shares of the Company’s common stock available under the Incentive Plan by 172,285 shares, from 356,588 shares to 528,873 (the “Plan Proposal”);

(3)	approve the sale of assets of Ferguson Containers, Inc. (“Fergco”), a wholly-owned subsidiary of the Company (the “Fergco Asset Sale”), to an entity affiliated with the current management of Fergco (the “Fergco Asset Sale Proposal”);

(4)	elect Frank Jennings and Kevin O’Donnell as Class II members of the Company’s Board of Directors, to serve until the 2027 annual meeting of stockholders or until the appointment, election and qualification of their respective successors (the “Director Election Proposal”);

(5)	ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2024 (the “Accountant Ratification Proposal”);

(6)	approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals (the “Adjournment Proposal”); and

(7)	transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What happens if additional matters are presented at the Annual Meeting?

The Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.

Why is the Annual Meeting a virtual, online meeting?

The Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Annual Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by Rules of Conduct and Procedures which will be available during the online meeting at www.virtualshareholdermeeting.com/OCTO2024. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and submit questions through the virtual meeting platform.

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How can I access the virtual Annual Meeting?

We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting virtually, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/OCTO2024. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Instructions on how to participate in and attend the Annual Meeting virtually via the Internet, including instructions on how to demonstrate proof of ownership, will be posted at www.virtualshareholdermeeting.com/OCTO2024.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Only common stockholders of record as of the close of business on December 5, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, 2,441,363 shares of our common stock, $0.001 par value per share (the “common stock”), were issued and outstanding. Each share of common stock outstanding as of the Record Date will be entitled to one vote, and stockholders may vote such shares by voting online at the Annual Meeting or by proxy.

What constitutes a quorum?

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person (virtually) or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Abstentions, withheld votes and “broker non-votes”, if any, will be included in the calculation of the number of shares considered to be present at the Annual Meeting to determine whether a quorum has been established.

If a quorum is not present at the Annual Meeting, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the Annual Meeting, present in person (virtually) or represented by proxy, may adjourn the Annual Meeting to a later date or dates, without notice other than announcement at the Annual Meeting, until a quorum is present. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.

How do I vote?

Proxies are solicited by the Board and are revocable by you any time before they are voted. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote online at the Annual Meeting, although the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting online at the Annual Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should voted for, against, or abstain with respect to Proposals 1, 2, 3, 5 and 6, and whether your shares be voted for or withheld with respect to Proposal 4. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our transfer agent, Nevada Agency and Transfer Company, or you have stock certificates registered in your name, you may vote:

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board.

By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/OCTO2024.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on December 29, 2024.

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What if I change my mind after I return my proxy card?

Any stockholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting online at the Annual Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Nevada Agency and Transfer Company, our transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner of your shares, you must provide the bank, broker, or other holder of record with instructions on how to vote your shares, and can do so as follows:

By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.

By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/OCTO2024.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter, or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”), which are also applicable to Nasdaq-listed companies, that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Only Proposal 5 and Proposal 6 are considered “routine” matters. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1, 2, 3 or 4, no votes will be cast on such proposals on your behalf.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. As indicated above, only Proposals 5 and 6 are considered “routine” matters. Accordingly, brokers will not have such discretionary authority to vote your unvoted shares on Proposals 1, 2, 3 or 4 at the Annual Meeting without receiving instructions from you. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for any proposal.

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How are abstentions and broker non-votes treated for purposes of the Annual Meeting?

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person (virtually) or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

Each of the persons named as proxies in the proxy is one of our officers. All properly executed proxies returned in time to be cast at the Annual Meeting will be voted. If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record will have the authority to vote your unvoted shares only on Proposal 5 and Proposal 6 if it does not receive instructions from you. Accordingly, we encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What vote is required to approve each proposal?

The following sets forth the vote required to approve each proposal and how votes are counted:

Proposal 1: Redomestication from Delaware to Nevada. The affirmative vote of a majority of the voting power of the shares entitled to vote on this proposal is required to approve to the redomestication of the Company from Delaware to Nevada, including the approval and adoption of a Nevada Charter and the Nevada Bylaws. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 1. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as a vote against this matter.

Proposal 2: Increasing the Incentive Plan. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve to the amendment to the Incentive Plan. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 2. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Selling the Assets of Fergco. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve to the Fergco Asset Sale. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 3. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as a vote against this matter.

Proposal 4: Election of Class II Directors. The affirmative vote of a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to elect Frank Jennings and Kevin O’Donnell, the director nominees, as a Class II members of our Board for a term ending at the 2027 annual meeting of stockholders or the appointment, election, and qualification of their successors, respectively. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 4. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. You may also choose to withhold your vote.

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Proposal 5: Ratification of Selection of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 5. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the audit committee of our Board will reconsider its selection.

Proposal 6: The Adjournment Proposal. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve adjournment of the meeting if necessary to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 6. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

If you hold your shares in street name, it is critical that you cast your vote for Proposals 1, 2, 3 and 4. Your bank, broker, or other holder of record only has discretionary authority to vote any uninstructed shares with respect to Proposals 5 and 6.

What happens if a director nominee is unable to stand for election?

Our Board of Directors may select a substitute nominee. If you have completed, signed and returned your proxy card, the proxy can vote your shares for the substitute nominee.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

Who are the candidates nominated for election as directors?

The Class II director candidates nominated for election at the Annual Meeting are Frank Jennings and Kevin O’Donnell, each of whom is currently a director of the Company.

Who is our independent registered public accounting firm and will they be represented at the Annual Meeting?

Stephano Slack LLC is expected to serve as our independent registered public accounting firm auditing and reporting on our financial statements for the year ending December 31, 2024. We do not expect that representatives of Stephano Slack LLC will be present at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results are expected to be announced at the Annual Meeting, and we will publish final results in a Current Report on Form 8-K within four business days following the date of the Annual Meeting.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matters to be voted on at the Annual Meeting.

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Who is soliciting proxies, how are they being solicited, and who pays the cost?

Our Board is making this solicitation of proxies for the Annual Meeting. We will bear all costs of such solicitation, including the cost of preparing and distributing this Proxy Statement and the enclosed form of proxy, and the cost of hosting the virtual Annual Meeting. After the initial distribution of this Proxy Statement, proxies may be solicited by mail, telephone, or personally by our directors, officers, employees or agents. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

We have engaged Broadridge to host the virtual Annual Meeting and manage the production and distribution of this Proxy Statement. We expect to pay Broadridge approximately $75,000 for their services.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate set of proxy materials in the future, he or she may contact us by sending a request to our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042. Eligible stockholders of record receiving multiple sets of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting us at the above address or phone number.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address set forth above.

May I access and receive proxy materials electronically?

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by visiting www.virtualshareholdermeeting.com/OCTO2024, accessing your account information and following the instructions provided.

How do I submit a question at the Annual Meeting?

If you wish to submit a question, on the day of the Annual Meeting, beginning at 2:00 p.m. Eastern Time on December 30, 2024, you may log into the virtual meeting platform and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures that will be available during the online meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will answer appropriate questions that are pertinent to the matters to be voted on by the stockholders at the Annual Meeting. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting the Company at (888) 765-8933.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have further questions, or need additional materials, please feel free to contact our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042.

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CORPORATE GOVERNANCE

Our Board manages and directs the business and affairs of the Company, as provided by the Delaware General Corporation Law (the “DGCL”) and conducts its business through meetings of the Board and three standing committees: the audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and the nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”).

Our Board evaluates our corporate governance policies on an ongoing basis with a view towards maintaining the best corporate governance practices in the context of our current business environment and aligning our governance practices closely with the interest of our stockholders. Our Board and management value the perspective of our stockholders and encourage stockholders to communicate with the Board as described under the heading “Communications with the Board” below.

Classified Board of Directors

In accordance with our Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and our Bylaws (the “Bylaws”), our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting of stockholders following election. Our directors are divided among the three classes as follows:

●	the Class I director is Paul Vassilakos, and his term expires at the 2026 annual meeting of stockholders;

●	the Class II directors are Frank Jennings and Kevin O’Donnell, and their terms will expire at this Annual Meeting; and

●	the Class III directors are Louis Foreman and Mary Ann Halford, and their terms will expire at the 2025 annual meeting of stockholders.

Our Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution adopted by the affirmative vote of a majority of the entire Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors constituting the entire Board. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, our directors may be removed only for cause by the affirmative vote of the holders of at least a majority of our outstanding voting stock entitled to vote in the election of directors.

Director Independence

Nasdaq listing standards require that a majority of the Company’s board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that, in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The board of directors has affirmatively determined that Frank Jennings, Louis Foreman, and Mary Ann Halford qualify as independent directors in accordance with the Nasdaq listing rules.

Board Committees and Meetings

Our Board directs the management of our business and affairs, as provided by the DGCL, and conducts its business through meetings of the Board and standing committees. We have a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

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Audit Committee

Pursuant to its charter, the primary responsibilities and functions of the Audit Committee are, among other things, to:

●	appoint, compensate, and oversee the work of any independent auditor;

●	resolve any disagreements between management and the independent auditor regarding financial reporting;

●	pre-approve all audit and permitted non-audit services by the independent auditor;

●	retain independent counsel, accountants, or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board, and determine the appropriate compensation for any such advisors or consultants retained by the Audit Committee;

●	seek any information it requires from employees of the Company or any direct or indirect subsidiary of the Company, all of whom are directed to cooperate with the Audit Committee’s requests, or external parties;

●	meet with any officer or employee of the Company (or any subsidiary), the independent auditor or outside counsel, as necessary, or request that any such persons meet with any members of, or advisors or consultants to, the Audit Committee; and

●	ensure that management has established and maintained processes to assure compliance by the Company with applicable laws, regulations and corporate policy.

The Audit Committee held four meetings in 2023. Our Audit Committee consists of Mr. Jennings, Ms. Halford and Mr. Foreman, with Mr. Foreman serving as chair. Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of the Nasdaq Capital Market (“Nasdaq”) require that our Audit Committee be composed entirely of independent members. Our Board has affirmatively determined Mr. Jennings, Ms. Halford and Mr. Foreman each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Each member of our Audit Committee also meets the financial literacy requirements of Nasdaq listing standards. In addition, our Board has determined that Mr. Foreman qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee. The complete text of the Audit Committee’s current charter is available on our website at www.8co.holdings.

Compensation Committee

Our Compensation Committee has overall responsibility for reviewing and recommending to the Board the compensation of the Company’s Chief Executive Officer and the annual base salaries and annual incentive opportunities of the Company’s executive officers. The Company may utilize the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations will be conveyed to the Compensation Committee, and the Compensation Committee takes such information into consideration in making its compensation decisions.

The Compensation Committee held four meetings in 2023. Our Compensation Committee consists of Mr. Jennings, Ms. Halford and Mr. Foreman, with Mr. Jennings serving as chair. Our Board has affirmatively determined that Mr. Jennings, Ms. Halford and Mr. Foreman each meet the definition of “independent director” for purposes of serving on the compensation committee under the Nasdaq rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our Board has adopted a written charter for the Compensation Committee. The complete text of the Compensation Committee’s current charter is available on our website at www.8co.holdings.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	assisting the Board by identifying qualified candidates for director, and recommending to the Board the director nominees for the next annual meeting of shareholders;

●	leading the Board in its annual review of the Board’s performance;

●	recommending to the Board director nominees for each Board committee; and

●	developing and making recommendations to the Board regarding corporate governance guidelines and matters.

The Nominating and Corporate Governance Committee did not hold any meetings in 2023. Our Nominating and Corporate Governance Committee consists of Mr. Jennings, Ms. Halford and Mr. Foreman, with Mr. Jennings serving as chair. Our Board has affirmatively determined Mr. Jennings, Ms. Halford and Mr. Foreman each meet the definition of “independent director” under the Nasdaq rules. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee. The complete text of the Nominating and Corporate Governance Committee’s current charter is available on our website at www.8co.holdings.

Director Nominations Process

Each year the Board is expected to nominate directors for election by stockholders at the annual meeting of stockholders based on the recommendations of the Nominating and Corporate Governance Committee. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third-party recommendations.

Risk Oversight

Our management is responsible for identifying risks facing our Company, including strategic, financial, operational, and regulatory risks, implementing risk management policies and procedures and managing our day-to-day risk exposure. The Board is expected to have overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight and is currently overseeing the Company’s business continuity risks, it is expected to be supported in this function by its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The Audit Committee is responsible for reviewing and discussing with management and the Company’s auditors, as appropriate, the risks faced by the Company and the policies and programs with respect to risk management and risk assessment and inquire about risks or exposures facing the Company.

The Compensation Committee is responsible for reviewing all of the Company’s compensation policies and practices for all employees to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company.

The Nominating and Corporate Governance Committee is responsible for overseeing the process of succession planning for the Chief Executive Officer and, as warranted, other senior officers of the Company.

In addition, the Board will be presented with information at its regularly scheduled and special meetings regarding risks facing our Company, and management will provide more frequent, informal communications to the Board between regularly scheduled meetings which will be designed to give the Board regular updates about our business. The Board will consider this information and will provide feedback, will make recommendations, and, as appropriate, will authorize or direct management to address particular exposures to risk.

Code of Business Conduct and Ethics

We adopted a written code of business conduct and ethics. Our Corporate Code of Conduct and Ethics and Whistleblower Policy (the “Code of Ethics”) covers areas such as conflicts of interest, insider trading and compliance with laws and regulations. The complete text of the Code of Ethics is available on our website at www.8co.holdings. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code of Ethics. The information contained in, or accessible through, our website does not constitute a part of this Proxy Statement. We have included our website address in this Proxy Statement solely as an inactive textual reference.

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Anti-Hedging Policy

Our Board adopted an Insider Trading Policy, which prohibits, among other things, our directors, officers and employees from engaging in any hedging or monetization transactions with respect to the Company’s securities. In addition, our Insider Trading Policy prohibits our directors, officers and employees from engaging in certain short-term or speculative transactions in the Company’s securities, such as short-term trading, short sales, and publicly traded options, which could create heightened legal risk and/or the appearance of improper or inappropriate conduct by our directors, officers, and employees.

Policy Governing Director Attendance at Annual Meetings

The Company encourages and expects all of its directors to virtually attend the Annual Meeting. During the fiscal year ended December 31, 2023, there were 36 meetings of the Board. Each member of our Board attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director), and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

Family Relationships

There are no family relationships among any of our executive officers or directors.

Policies Governing Director Nominations

Securityholder Recommendations

Our existing Bylaws provide that nominations of any person for election to the Board at an annual meeting may be made at such meeting by a stockholder present in person virtually (A) who was a record owner of shares of the Company both at the time of giving the notice provided for in the Bylaws and on the Record Date, and (B) has complied with the Bylaws as to such notice and nomination.

All stockholder recommendations for director candidates made other than at a meeting must be submitted to our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, who will forward all recommendations to the Nominating and Corporate Governance Committee. All stockholder recommendations for director candidates for the 2025 annual meeting of stockholders must be submitted to our Secretary between October 26, 2025 and September 26, 2025, in accordance with our bylaws, and must include the following information:

●	the name, age, business address and residence address of the nominee;

●	the principal occupation or employment of the nominee;

●	the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee;

●	whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee;

●	a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the Board;

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●	a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe fiduciary duties under Delaware law (or Nevada law after the Redomestication) with respect to the Company and its stockholders; and

●	any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be).

Board Leadership Structure

Our Board is not expected to have a formal policy regarding the combination of the roles of Chairman of the Board and Chief Executive Officer because the Board believes that it is in the best interests of the Company to have the flexibility to determine, from time to time, whether the positions should be held by the same person or by separate persons. The Board believes that it is currently in the best interest of our stockholders that the role of Chairman be held by Paul Vassilakos, who ius also currently our Chief Executive Officer.

The Board may reconsider this leadership structure from time to time based on the leadership needs of our Board and the Company at any particular time.

Communications with the Board

Stockholders who wish to communicate with the Board may do so by writing the Company’s Office of the Secretary by mail at 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, Attention: Office of the Secretary or by email at investors@8co.holdings. All communications that relate to matters within the scope of the responsibilities of the Board and its standing committees will be forwarded to the Chairman of the Board. Communications that relate to ordinary business matters that are not within the scope of the responsibilities of the Board are to be sent to the appropriate executive officer or employee.

We recommend that all correspondence be sent via certified U.S. Mail, return receipt requested.

Legal Proceedings

During the normal course of its business, the Company may be subject to occasional legal proceedings and claims. There are currently no legal proceedings or claims asserted against the Company or its subsidiaries.

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DIRECTORS AND EXECUTIVE OFFICERS

We have two Class II directors with a term expiring at the Annual Meeting: Frank Jennings and Kevin O’Donnell. Our Board has nominated Frank Jennings and Kevin O’Donnell to serve as Class II members of our Board until the 2027 annual meeting of stockholders or until the appointment, election, and qualification of his respective successor.

Information Regarding the Directors and Executive Officers

The following table sets forth, as of the date of this Proxy Statement, certain information regarding our current executive officers and directors.

Name	Age	Position
Paul Vassilakos	48	President and Chief Executive Officer, Chairman
Brett Vroman	43	Chief Financial Officer
Kevin O’Donnell	49	Director
Frank Jennings(1)(2)(3)	54	Director
Louis Foreman (1)(2)(3)	56	Director
Mary Ann Halford (1)(2)(3)	66	Director

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

(3) Member of Nominating and Corporate Governance Committee.

Executive Officer and Director Biographies

Information concerning our directors and director nominee is set forth below. The biographical description of each director and director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.

Paul Vassilakos. Mr. Vassilakos has served as Chairman and Chief Executive Officer since March 18, 2024. Mr. Vassilakos has also served as a director of Adamas One Corp. (NASDAQ) from October 2021 until November 2024. Mr. Vassilakos co-founded, and since July 2020 has been a partner of Forever 8 Fund, LLC, a subsidiary of Eightco Holdings Inc., a consumer products inventory capital provider. Since 2013 Mr. Vassilakos has served and held various Board, CEO and CFO positions on several publicly listed companies. In July 2007, Mr. Vassilakos founded Petrina Advisors, Inc., a privately held advisory firm formed to provide investment banking services for public and privately held companies, and has served as its President since its formation. Mr. Vassilakos also founded and has served as the President of Petrina Properties Ltd., a privately held real estate holding company, since December 2006. Earlier in his career, Mr. Vassilakos was engaged as a consultant to assist several specified purpose acquisition companies with business combinations. Mr. Vassilakos started his career an Analyst at Salomon Smith Barney’s New York Investment Banking Division and later as an Associate within the Greek Coverage Group of Citigroup Inc.’s UK Investment Banking Division. While attending university, Mr. Vassilakos was a Registered Securities Representative at Paine Webber CSC - DJS Securities Ltd, during which time he provided securities brokerage services to private clients. Mr. Vassilakos holds a Bachelor of Science in finance from the Leonard N. Stern Undergraduate School of Business and was a licensed Registered Securities Representative (Series 7 and 63) from February 1996 to February 2002.

Brett Vroman. Mr. Vroman has served as Chief Financial Officer since October 13, 2021. Mr. Vroman served as Chief Financial Officer of Vinco Venture, Inc., the Company’s former parent company (“Vinco”), from June 2019 to November 22, 2021, and previously served as its Controller from May 2018 through May 2019. From October 2014 to May 2018, Mr. Vroman was Director of Financial Reporting at Avantor, Inc., a global manufacturer and distributor of high-quality products, services and solutions to customers and suppliers in the life science, advanced technology, and applied materials industries. From March 2011 to October 2014, Mr. Vroman was employed as an Assurance Senior Manager at BDO USA, LLP, a public accounting, tax, consulting. Mr. Vroman is a certified public accountant and holds a Bachelor of Science in Accounting from York College of Pennsylvania.

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Kevin O’Donnell. Mr. O’Donnell served as Chairman of the board of directors from October 15, 2021 to March 17, 2024, and continues to serve as a member of the board of directors. On February 22, 2024, the Board appointed Kevin O’Donnell as Interim Chief Executive Officer of the Company, and he later resigned from this position on March 17, 2024. Mr. O’Donnell founded Poptop Partners, LLC, a boutique investment firm specializing in small to mid-market companies with an emphasis on the retail sector in April 2011 and continues to serve as its Managing Partner. From May 2007 to June 2010, Mr. O’Donnell served as the Founder/President of KOR Capital, LLC, a private equity and consulting firm specializing in turn around management of mid-market companies. Mr. O’Donnell has been an early-stage investor in multiple industries including hospitality, beverage, cannabis, hemp and technology. Mr. O’Donnell has served or continues to serve on numerous private and public boards including but not limited to SRM Entertainment, Vinco, Lakeside Alternatives Hospital Foundation, and The University Club. Mr. O’Donnell will bring to Eightco close to 25 years of strategic corporate growth, financial structuring, leadership, and business development initiatives to emerging growth companies.

Frank Jennings. Mr. Jennings has served as a member of the board of directors since October 13, 2021. Mr. Jennings is currently the President of Pelago Health, a leading virtual clinic for substance use management. He previously has served as the Chief Sales Officer and Executive Vice President at Castlight Health. From August 2014 to 2019, Mr. Jennings was employed as the Vice President of Sales, North America by Doctor on Demand, Inc., an innovative healthcare telemedicine provider. He currently serves as an advisor at numerous early-stage companies. Mr. Jennings is a co-founder of the CMK Foundation, a charitable organization which has been helping people in local communities since 2009. Mr. Jennings brings to Eightco 30 years of experience in business development and management of sales professionals in a variety of technology-adjacent industries. He holds his degree from the Max M. Fisher College of Business at The Ohio State University.

Louis Foreman. Mr. Foreman has served as a member of the board of directors since October 15, 2021. Mr. Foreman was the founder and has been the Chief Executive of Enventys, an integrated product design and engineering firm, since 2001. Over the past 38 years, Mr. Foreman has created 10 successful start-ups and has been directly responsible for the creation of over 20 others. In 2013, Mr. Foreman was appointed by the SBA Administrator to serve on the National SBDC Advisory Board until the end of 2024. In 2008, Mr. Foreman was appointed by United States Secretary of Commerce Carlos M. Gutierrez to serve for a three-year term on the nine-person Patent Public Advisory Committee (PPAC) of the United States Patent and Trademark Office (USPTO). In 2011, he was appointed by Secretary Gary Locke to serve an additional three-year term. In addition to being an inventor, Mr. Foreman was the creator of the Emmy® Award winning PBS TV show, Everyday Edisons, and served as the Executive Producer and lead judge. Mr. Foreman currently serves as Chairman of the Board of Directors of the James Dyson Foundation. He is also a board member of the Intellectual Property Owners Association (IPOA), the Intellectual Property Owners Educational Foundation (IPOEF), The Federal Reserve Bank Industry Roundtable, the National Association of Corporate Directors (NACD) Carolinas Region, and serves on the advisory board of Park National Bank. Mr. Foreman has a Bachelor of Arts degree in Economics from the University of Illinois. Mr. Foreman brings to Eightco significant experience with start-ups and knowledge of intellectual property matters.

Mary Ann Halford. Ms. Halford has served as a member of the board of directors since October 13, 2021. She is the Founder and and has been Managing Principal of Halford Media Advisory, which provides strategic, operational and investment advisory services to the media and entertainment industry, since January of 2024. From 2021 to 2023, she was a Partner in the Telecommunications, Media, and Technology (“TMT”) strategy consultancy Altman Solon. She was a Senior Advisor to OC&C Strategy Consultants from December 2017 to December 2020. From March 2012 to April 2017, Ms. Halford was a Managing Director and then a Senior Managing Director in FTI Consulting’s TMT Group working both in NY and London. Ms. Halford built out the digital operations for ITN Networks from 2008 – 2009. In 2002, she co-founded the entity that ultimately became North American Midway Entertainment, which today is largest midway operator in the State and County Fair industry. From 1997 through 2001, Ms. Halford built and established the Fox International Channels Group. She also held senior roles at two independent filmed entertainment production and distribution companies, Solomon International Enterprises and the Samuel Goldwyn Company. She started her career in banking, working both at Chase Manhattan Bank and Bankers Trust Company. Presently, Ms. Halford serves on twoone other public boards, Media and Games Invest and Cineverse. Previously from 2021 through 2023, she served on the board of Verve Group SE (formerly Media and Games Invest SE), from 2020 to 2022, she served on the board of Vinco and from 2007 through 2014, she served on the board of directors of Triton Digital. Ms. Halford received her Bachelor of Arts degree in Government and Economics from Georgetown University and her Master’s in Business Administration from Harvard University. Ms. Halford brings to Eightco over 30 years of experience as both an operator and consultant to the global media and entertainment industry.

Board Diversity

It is anticipated that we will seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our anticipated directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees will not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. It is anticipated that the assessment of prospective directors will be made in the context of the perceived needs of our Board from time to time.

We expect that all of our directors will be individuals of high character and integrity, able to work well with others, and committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each anticipated director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should serve as a director of our company.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents summary information regarding the total compensation incurred by Eightco Holdings Inc. for the years ended December 31, 2023 and 2022, for the named executive officers of the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Brian McFadden*	2023	325,000	-	-	-	-	325,000
Former Chief Executive Officer	2022	248,846	-	44,000	-	-	292,846

Brett Vroman**	2023	292,000	-	-	-	-	292,000
Chief Financial Officer	2022	243,261	-	39,600	-	-	282,861

Kevin O’Donnell***	2023	292,000	-	-	-	-	292,000
Former Executive Chairman	2022	138,643	-	39,600	-	-	178,243

*	Brian McFadden was appointed President of Eightco on September 23, 2021, and his title was later expanded to include Chief Executive Officer, which he served until March 17, 2024. The Company paid cash of $171,635 of Mr. McFadden’s salary for the year ended December 31, 2023 and $153,365 was deferred until a later date to be determined.

**	Brett Vroman was appointed Chief Financial Officer of Eightco on October 13, 2021. The Company paid cash of $147,462 of Mr. Vroman’s salary for the year ended December 31, 2023 and $144,538 was deferred until a later date to be determined.

***	Kevin O’Donnell served as the Executive Chairman of the Board of Directors from October 15, 2021 to March 17, 2024. The Company paid cash of $165,923 of Mr. O’Donnell’s salary for the year ended December 31, 2023 and $126,077 was deferred until a later date to be determined.

Overview

The Company expects to provide total compensation packages that are competitive, tailored to the unique characteristics and needs of the Company within its industry, and adequately reward its executives for their roles in creating value for our stockholders. The Company expects that it will be competitive in its executive compensation with other similarly situated companies in its industry. The compensation decisions regarding the Company’s executives are expected to be based on its need to attract individuals with the skills necessary to achieve its business plan, to reward those individuals fairly over time and to retain those individuals who continue to perform at or above the Company’s expectations.

The Company’s executive compensation program is expected to consist of three primary components: salary, incentive bonus and stock-based awards issued under an equity incentive plan. The Company determines the appropriate level for each compensation component based in part, but not exclusively, on its view of internal equity and consistency, individual performance, the Company’s performance, and other information deemed relevant and timely.

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Employment Agreements

Paul Vassilakos Employment Agreement

In connection with Mr. Vassilakos’ appointment as the Executive Chairman and Chief Executive Officer of the Company, on March 17, 2024, the Company and Mr. Vassilakos entered into an Employment Agreement (the “Vassilakos Employment Agreement”), which supersedes and replaces the Employment Agreement dated October 16, 2022, by and between Mr. Vassilakos, the Company and Forever 8. The Vassilakos Employment Agreement provides for an initial term of two year, unless earlier terminated in accordance therein, and automatic renewals for successive one (1) year terms unless either party provides timely written notice otherwise.

Pursuant to the terms of the Vassilakos Employment Agreement, Mr. Vassilakos will be entitled to a base salary payable at the annualized rate of $300,000 per year (the “Vassilakos Base Salary”). Mr. Vassilakos is eligible for an annual cash bonus opportunity equal to up to 75% of the Vassilakos Base Salary and awards of restricted stock units up to 100% of the Vassilakos Base Salary, subject to the terms and conditions of the Incentive Plan and the Company’s form of restricted stock unit agreement (the “Vassilakos Bonus”), based on certain milestones to be determined in the sole and absolute discretion of the Board. Mr. Vassilakos may also be eligible for additional compensation in the sole and complete discretion of the Board or the Compensation Committee of the Board.

In the event the Company terminates Mr. Vassilakos’ employment without cause (as defined in the Vassilakos Employment Agreement), Mr. Vassilakos will receive (i) the Accrued Obligations (as defined in the Vassilakos Employment Agreement) and (ii) severance in the amount of equal to the Vassilakos Base Salary for twelve (12) months, less applicable payroll deductions and tax withholdings. In addition, this termination will cause the vesting of all equity awards subject to the terms of the Incentive Plan held by Mr. Vassilakos and entitle Mr. Vassilakos to reimbursement of premiums associated with the continuation of health insurance benefits provided under the Vassilakos Employment Agreement during the remaining Term of Employment (as defined in the Vassilakos Employment Agreement).

A complete copy of the Vassilakos Employment Agreement is included as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2024.

Brett Vroman Consulting Agreement

On February 26, 2024, the Company and Brett Vroman entered into General Release and Severance Agreement, (the “Vroman Severance Agreement”), effective as of the eighth day following the Vroman Severance Agreement (the “Vroman Effective Date”) in connection with the termination of the amended and restated employment agreement, by and between the Company and Mr. Vroman, effective as of September 27, 2022 (the “Vroman Employment Agreement”). Pursuant to the Vroman Severance Agreement, as of the Vroman Effective Date, the Vroman Employment Agreement terminated, and no party shall have any further obligation or liability thereunder except as related to any obligations that survive employment termination, including but not limited to the obligations set forth under the Employee Confidential Disclosure, Invention Assignment, Non-Competition, Non-Solicitation and Non-Interference Agreement, attached to the Vroman Employment Agreement.

Additionally, on February 22, 2024, the Company and CXO Lite, LLC, a limited liability company organized under the laws of Pennsylvania, of which Mr. Vroman is the sole member, entered into a consulting agreement (the “Vroman Consulting Agreement”) pursuant to which Mr. Vroman shall be engaged and continue to serve the Company as its Chief Financial Officer. Pursuant to Vroman Consulting Agreement, the Company has agreed to compensate Mr. Vroman at a rate of $10,000 per month for services rendered as Chief Financial Officer of the Company, commencing as of January 1, 2024. The term of Vroman Consulting Agreement shall automatically renew on a month-to-month basis unless terminated by either the Company or Mr. Vroman upon 30 days written notice to the other party. Vroman Consulting Agreement additionally provides for certain customary covenants regarding confidentiality.

Pursuant to the Vroman Severance Agreement, the Company will provide Mr. Vroman with (i) back pay wages through the Vroman Effective Date in the amount of $151,615.46, less all lawful and authorized withholdings and deductions, to be paid as soon as practicable following the Vroman Effective Date and (ii) severance, of 24 months of Mr. Vroman’s base salary, less all lawful and authorized withholdings and deductions, under the Vroman Employment Agreement. Pursuant to the Vroman Severance Agreement, the Company shall also reimburse to Mr. Vroman the premiums associated with the continuation of Mr. Vroman’s health insurance for the period commencing on the Vroman Effective Date through December 31, 2024, pursuant to applicable law, expenses in accordance with the Company’s expense reimbursement policy, and the full vesting of any earned shares of Common Stock. The Vroman Severance Agreement also provides for a mutual waiver and release of any claims in connection with Mr. Vroman’s employment, separation and departure from the Company, and for certain customary covenants regarding confidentiality.

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A complete copy of the Vroman Severance Agreement and the Vroman Consulting Agreement are included as Exhibit 10.3 and 10.4, respectively to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2024.

Kevin O’Donnell Severance Agreement

In connection with Mr. O’Donnell’s resignation from his positions with the Company, on March 17, 2024, the Company and Kevin O’Donnell entered into a General Release and Severance Agreement (the “O’Donnell Severance Agreement”), effective as of March 17, 2024 (the “O’Donnell Effective Date”). The O’Donnell Severance Agreement terminated of the amended and restated employment agreement, by and between the Company and Mr. O’Donnell, effective as of October 21, 2022 (the “O’Donnell Employment Agreement”). Pursuant to the O’Donnell Severance Agreement, as of the O’Donnell Effective Date, the O’Donnell Employment Agreement shall terminate, and no party shall have any further obligation or liability thereunder except as related to any obligations that survive employment termination, including but not limited to the obligations set forth under the Employee Confidential Disclosure, Invention Assignment, Non-Competition, Non-Solicitation and Non-Interference Agreement, attached to the O’Donnell Employment Agreement.

Pursuant to the O’Donnell Severance Agreement, the Company will provide Mr. O’Donnell with (i) back pay wages through December 31, 2023 (the “O’Donnell Separation Date”) in the amount of $138,000, less all lawful and authorized withholdings and deductions, to be paid as soon as practicable following the O’Donnell Effective Date and (ii) severance equal to 24 months of Mr. O’Donnell’s base salary, less all lawful and authorized withholdings and deductions, under the O’Donnell Employment Agreement. Pursuant to the O’Donnell Severance Agreement, the Company shall also provide Mr. O’Donnell with (i) reimbursement of the premiums associated with the continuation of Mr. O’Donnell’s health insurance for the period commencing on the O’Donnell Separation Date through and including September 27, 2024, pursuant to applicable law, (ii) reimbursement of expenses in accordance with the Company’s expense reimbursement policy, and (iii) the full vesting of any earned, outstanding and unvested shares of Common Stock subject to the Incentive Plan. The O’Donnell Severance Agreement also provides for a mutual waiver and release of any claims in connection with Mr. O’Donnell’s employment, separation and departure from the Company, and for certain customary covenants regarding confidentiality.

A complete copy of the O’Donnell Severance Agreement is included as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2024.

Brian McFadden Severance Agreement

On February 26, 2024, the Company and Brian McFadden entered into General Release and Severance Agreement, (the “McFadden Severance Agreement”), effective as of the eighth day following the McFadden Severance Agreement (the “McFadden Effective Date”) in connection with Mr. McFadden’s resignation as Chief Executive Officer of the Company, effective as of December 31, 2023 (the “McFadden Separation Date”). Pursuant to the McFadden Severance Agreement, Mr. McFadden is eligible to receive $146,683 in accrued but unpaid base salary through the McFadden Separation Date in four quarterly payments of $36,670.75 each, less all applicable tax withholdings, by December 31, 2024.

In consideration of the McFadden Severance Agreement, the release therein and Mr. McFadden’s resignation as Chief Executive Officer of the Company, the Company provided Mr. McFadden severance pay in the gross amount of amount of $422,500, less all lawful and authorized withholdings and deductions (the “Severance Payment”), which Severance Payment shall be paid in four quarterly installments of $105,625 per each installment, payable at the Company’s option in either cash or Common Stock, with the payment to be made as follows: (i) on the McFadden Effective Date, Mr. McFadden shall be granted, in lieu of cash, 128,811 fully-vested restricted shares of the Common Stock at a price of $0.82 per share, subject to the terms and conditions of the Incentive Plan, and as of each of (ii) April 1, 2024, (iii) July 1, 2024, and (iv) October 1, 2024, payable at the Company’s option, in either cash or Common Stock. The shares of Common Stock to be issued to Mr. McFadden under installments (ii), (iii) and (iv), if applicable, shall be fully vested and the number of shares to be issued shall be determined based on the volume weighted average trading price of the Common Stock on the principal exchange on which the Common Stock is listed or admitted to trade during the period of 10 trading days immediately prior to the date of such issuance.

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Pursuant to the McFadden Severance Agreement, the Company shall also reimburse to Mr. McFadden the premiums associated with the continuation of Mr. McFadden’s health insurance for the period commencing on the McFadden Separation Date through December 31, 2024, pursuant to applicable law, and approved but unpaid business expenses through the McFadden Separation Date within 30 days following McFadden Effective Date.

Pursuant to the McFadden Severance Agreement, as of the McFadden Separation Date, the amended and restated employment agreement, by and between the Company and Mr. McFadden, effective as of September 27, 2022 (the “McFadden Employment Agreement”), shall terminate forever, and no party shall have any further obligation or liability thereunder except as related to any obligations that survive employment termination, including but not limited to the obligations set forth under the Employee Confidential Disclosure, Invention Assignment, Non-Competition, Non-Solicitation and Non-Interference Agreement (the “Restrictive Covenants Agreement”), attached to the McFadden Employment Agreement. Notwithstanding the foregoing, the Company has agreed to waive certain post-termination obligations as related to certain non-competition and non-compete provisions in the Restrictive Covenants Agreement.

Pursuant to the McFadden Severance Agreement, for a period of eight weeks following the McFadden Separation Date, Mr. McFadden has agreed to reasonably cooperate with the Company in the transition of positions. Additionally, Mr. McFadden shall remain a director of the Board under the standard terms, conditions, and bylaws of the Company from the McFadden Separation Date through March 31, 2024, at which time Mr. McFadden shall resign from the Board. The McFadden Severance Agreement also provides for a mutual waiver and release of any claims in connection with Mr. McFadden’s employment, separation and departure from the Company, and for certain customary covenants regarding confidentiality.

A complete copy of the McFadden Severance Agreement is included as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2024.

Outstanding Equity Awards at 2023 Fiscal Year End

None.

Retirement Plans

The Company expects to maintain a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Internal Revenue Code (the “Code”), commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan will be made available on the same basis to all employees, including the named executive officers. Each participant in the 401(k) plan will be able to elect to defer from 0% to 100% of compensation, subject to limitations under the Code and Employee Retirement Income Security Act.

Clawback

We have adopted a clawback policy effective as of November 3, 2023, that complies with the Nasdaq’s new clawback rules promulgated under the SEC’s Rule 10D-1. Under this policy, the Compensation Committee must seek payment of incentive-based compensation, such as cash payments under our annual incentive plan or long-term equity-based incentive awards, that was paid to our executive officers based on financial statements that were subsequently restated. The policy provides that if the Compensation Committee determines that there has been a material restatement of publicly issued financial results from those previously issued to the public, the Compensation Committee will review all incentive-based compensation made to executive officers during the three-year period prior to the restatement. If such payments would have been lower had they been calculated based on such restated results, our Compensation Committee will recoup the payments in excess of the amount that would have been received had it been determined based on the restated amounts.

Additionally, the Sarbanes-Oxley Act of 2002 subjects incentive-based compensation and stock sale profits of our CEO and CFO to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of their misconduct, with any financial reporting requirement under securities laws.

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DIRECTOR COMPENSATION

The Company’s board of directors’ compensation program is expected to be designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of our stockholders.

The director annual compensation program is expected to provide the following compensation for independent, non-employee directors following the Business Combination:

●	A quarterly retainer (the “Quarterly Retainer”) of $25,000, and 25,000 shares of the Company common stock, a supplemental 5,000 shares of the Company common stock as an annual retainer for each of the Audit Committee Chair, the Compensation Committee Chair, and the Nominating and Governance Committee Chair; and

●	Additional compensation for ad hoc services on a case-by-case basis.

Summary Director Compensation Table

The following table presents summary information regarding the total director compensation for the years ended December 31, 2023, and 2022.

		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Name	Year	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Brian McFadden (1)	2023	$-	$-	-	-	-	-	$-
	2022	$-	$-	-	-	-	-	$-

Kevin O’Donnell (2)	2023	$-	$-	-	-	-	-	$-
	2022	$-	$-	-	-	-	-	$-

Frank Jennings (3)	2023	$100,000	$-	-	-	-	-	$100,000
	2022	$45,000	$30,600	-	-	-	-	$75,600

Louis Foreman (4)	2023	$100,000	$-	-	-	-	-	$100,000
	2022	$45,000	$30,600	-	-	-	-	$75,600

Mary Ann Halford (5)(6)	2023	$100,000	$-	-	-	-	-	$100,000
	2022	$45,000	30,600	-	-	-	-	75,600

(1)	Mr. McFadden was appointed a director on October 15, 2021 and served until March 17, 2024.
(2)	Mr. O’Donnell was appointed a director on October 15, 2021. Mr. O’Donnell served as the Chairman of the Board of Directors from October 15, 2021 until March 17, 2024.
(3)	Mr. Jennings served as a director of Vinco until October 14, 2021. Mr. Jennings was appointed a director of Eightco on October 15, 2021.
(4)	Mr. Foreman served as a director of Vinco until October 14, 2021. Mr. Foreman was appointed a director of Eightco on October 15, 2021.
(5)	Ms. Halford served as a director of Vinco until October 14, 2021. Ms. Halford was appointed a director of Eightco on October 15, 2021.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our common stock, as of the Record Date by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

●	each of our Named Executive Officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power”, which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Accordingly, we have included all shares of common stock issuable to such person upon the exercise of warrants or options currently exercisable or exercisable within 60 days of the date hereof. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.

Unless otherwise noted, the address of each beneficial owner is c/o Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042.

The beneficial ownership of our common stock is based on 2,441,363 shares of common stock issued and outstanding as of the Record Date.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percentage
5% Stockholders
BHP Capital NY Inc.(1)	205,600	7.95%
Named Executive Officers and Directors
Paul Vassilakos(2)	147,138	5.99%
Brett Vroman(3)	42,574	1.71%
Kevin O’Donnell(4)	28,752	1.16%
Frank Jennings(5)	45,703	1.85%
Louis Foreman(6)	45,701	1.85%
Mary Ann Halford(7)	45,736	1.85%
Current Executive Officers and Directors as a group (six persons)	355,604	13.61%

*	Less than 1%

(1)	Includes 60,000 shares of common stock, 145,600 shares of common stock issuable upon the exercise of warrants and excludes 0 shares of common stock issuable upon the exercise of the warrants. Pursuant to the terms of the warrants, BHP may not exercise the warrants to the extent (but only to the extent) BHP or any of its affiliates would beneficially own upon such conversion or exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. Bryan Pantofel is the President of BHP and has sole voting and investment power over these securities. BHP’s address is 45 SW 9th Street, Suite 1603, Miami, Florida 33130. All shares reported are shares of the Company’s common stock.

(2)	Includes 130,883 shares of common stock, 16,255 shares of common stock issuable upon conversion of the Note issued to Mr. Vassilakos in connection with the acquisition of Forever 8.

(3)	Includes 568 shares of common stock and 42,006 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Vroman. Excludes 23,147 shares of common stock contractually agreed to be issued to Mr. Vroman for the partial settlement of severance payments which have never been issued to Mr. Vroman.

(4)	Represents 8,752 shares of common stock, of which 8,500 shares of restricted common stock remain unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. O’Donnell. Excludes 23,147 shares of common stock contractually agreed to be issued to Mr. O’Donnell for the partial settlement of severance payments which have never been issued to Mr. O’Donnell.

(5)	Represents 25,703 shares of common stock, of which 8,500 shares of restricted common stock remains unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Jennings.

(6)	Represents 25,701 shares of common stock, of which 8,500 shares of restricted common stock remains unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Foreman

(7)	Represents 25,736 shares of common stock, of which 8,500 shares of restricted common stock remains unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Ms. Halford.

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PROPOSAL 1: THE REDOMESTICATION PROPOSAL

Introduction

Our Board has approved a proposal to redomesticate the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada (such conversion from a Delaware corporation into a Nevada corporation is hereafter referred to as the “Redomestication”). Our Board recommends that our shareholders approve the Redomestication and adopt the plan of conversion by which the Redomestication will be effectuated (the “Plan of Conversion”), which is included as Appendix A to this proxy statement. Upon the completion of the Redomestication, the Company will become a Nevada corporation and will continue to operate our business under our existing name, “Eightco Holdings Inc.”

The Redomestication is expected to reduce the Company’s overall tax burden given the franchise taxes imposed on Delaware corporations. Our Board also believes that the Redomestication in Nevada will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Delaware law and will provide for greater protection for our directors and officers from unmeritorious lawsuits. The Redomestication will not result in any change in the Company’s business, operations, management, assets, liabilities or net worth.

Accordingly, our Board believes that it is in the Company’s and our shareholders’ best interests that the Company’s state of incorporation be changed from Delaware to Nevada.

Reasons for the Redomestication

Our Board believes that there are several reasons the Redomestication is in the best interests of the Company and its shareholders. In particular, the Board believes that the Redomestication will allow the Company to take advantage of certain provisions of the corporate and tax laws of Nevada.

The Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For fiscal year 2023, the Company paid approximately $200,000 in Delaware franchise taxes. For fiscal year 2024, the Company’s Delaware franchise taxes will be similar to its 2023 franchise taxes (based on our current capital structure and assets). However, because the Company will remain subject to Delaware franchise taxes for the portion of fiscal year 2024 prior to the Redomestication, we may incur some franchise tax obligations for 2024, but would not incur Delaware franchise taxes beyond the Redomestication. If the Company redomesticates in Nevada, our current annual fees will consist of an annual business license fee of $500 and the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, which is currently expected to equal $650.

In addition, the Redomestication will provide potentially greater protection from unmeritorious litigation for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its shareholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. In contrast, Nevada law permits a broader exclusion of individual liability of both officers and directors to a company and its shareholders, providing for an exclusion of any damages as a result of any act or failure to act in his or her capacity as a director or officer unless the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company, has been rebutted, and it is proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and such breach involved intentional misconduct, fraud or a knowing violation of law. The Redomestication will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law.

There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. Nevertheless, the directors and officers of the Company have an interest in the Redomestication to the extent that they will be entitled to such limitation of liability in the future. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Redomestication and to recommend that our shareholders vote in favor of this proposal.

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Furthermore, by reducing the risk of lawsuits being filed against the Company’s directors and officers, the Redomestication may help us attract and retain qualified management. As previously discussed and for the reasons described below, we believe that, in general, Nevada law provides greater protection to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend these types of litigation matters can be substantial. Delaware law provides that every person becoming a director or officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial interpretation, supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

The Redomestication is also expected to provide corporate flexibility in connection with certain corporate transactions. However, the Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Principal Terms of the Redomestication

The Redomestication would be effected through a conversion pursuant to Section 266 of the DGCL as set forth in the Plan of Conversion. The Plan of Conversion provides that the Company will convert from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes (the “NRS”).

The Plan of Conversion provides that, upon the Redomestication, each outstanding share of common stock of the Delaware corporation will be automatically converted into one outstanding share of common stock of the Nevada corporation. Security holders will not have to exchange their existing stock certificates for new stock certificates. At the same time, upon the Redomestication, each outstanding stock option, warrant or other right to acquire shares of common stock of the Delaware corporation will automatically become a stock option, warrant or right to acquire an equal number of shares of common stock of the Nevada corporation under the same terms and conditions. In addition, upon conversion, the Company will operate under our existing corporate name, Eightco Holdings Inc. At the Effective Time (as defined herein) of the Redomestication, the common stock will continue to be traded on The Nasdaq Capital Market under our existing trading symbol, “OCTO”. There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication.

The Board currently intends that the Redomestication will occur as soon as practicable following the Annual Meeting. If the Redomestication is approved by our shareholders, it is anticipated that the Redomestication will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Domestication to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.205 and (ii) the Certificate of Conversion to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 266 of the DGCL. However, the Redomestication may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Redomestication, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason that the consummation of the Redomestication should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

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Effects of the Redomestication

Following the Redomestication, the Company will be governed by the NRS instead of the DGCL, and the Company will be governed by the form of Nevada Articles of Incorporation (the “Nevada Charter”) and the form of Nevada Bylaws (the “Nevada Bylaws”), included as Appendix B and Appendix C, respectively, to this proxy statement. The Company’s current Amended and Restated Certificate of Incorporation, as amended (collectively, the “Delaware Charter”), and its current Bylaws (the “Delaware Bylaws”) will no longer be applicable following completion of the Redomestication. Copies of the Delaware Charter and Delaware Bylaws are available as Exhibits 3.1 and 3.2 to the Company’s Amendment No. 2 to Form 10 dated March 18, 2022, available to the public via the SEC’s website at http://www.sec.gov. A copy of the Certificate of Amendment to the Delaware Charter filed in connection with the Company’s August 2024 reverse stock split is available as Exhibit 3.1 to the Current Report on Form 8-K filed August 13, 2024, also available to the public via the SEC’s website.

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS and operating under its existing corporate name, Eightco Holdings Inc., following completion of the Redomestication, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Redomestication, all of the rights, privileges, and powers of the Delaware corporation, and all property, real, personal, and mixed, and all debts due to the Delaware corporation, as well as all other things and causes of action belonging to the Delaware corporation, will remain vested in the Nevada corporation and will be the property of the Nevada corporation. In addition, all debts, liabilities, and duties of the Delaware corporation will remain attached to the Nevada corporation and may be enforced against the Nevada corporation.

There will be no change in our business, properties, assets, obligations, or management as a result of the Redomestication. Our directors and officers immediately prior to the Redomestication will serve as our directors and officers following the completion of the Redomestication. We will continue to maintain our headquarters in Easton, Pennsylvania.

Effect of Vote for the Redomestication

A vote in favor of this Redomestication proposal is a vote to approve the Plan of Conversion and therefore the Redomestication. A vote in favor of this Redomestication proposal is also effectively a vote in favor of the Nevada Charter and the Nevada Bylaws.

If the Redomestication proposal fails to obtain the requisite vote for approval, the Redomestication will not be consummated and the Company will continue to be incorporated in Delaware and be subject to the Delaware Charter, Delaware Bylaws and the DGCL.

No Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Redomestication, and its common stock will continue to be listed on The Nasdaq Capital Market under its existing corporate name, Eightco Holdings Inc. and its existing trading symbol, “OCTO”. The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication. We and our shareholders will be in the same respective positions under the federal securities laws after the Redomestication as we and our shareholders were prior to the Redomestication.

Key Differences Between Delaware Charter and Bylaws and the Nevada Charter and Bylaws

Following completion of the Redomestication, the Company will be governed by the NRS instead of the DGCL as well as the Nevada Charter and Nevada Bylaws, forms of which are included as Appendix B and Appendix C, respectively, to this proxy statement. Our current Delaware Charter and Delaware Bylaws will no longer be applicable following completion of the Redomestication.

The Nevada Charter and Nevada Bylaws differ in a number of respects from the Delaware Charter and Delaware Bylaws, respectively. Set forth below is a table summarizing certain material differences in the rights of our shareholders under Nevada and Delaware law under the respective charters and bylaws. This chart does not address each difference, but focuses on some of those differences which we believe are most relevant to our shareholders. This chart is qualified in its entirety by reference to the Nevada Charter, the Nevada Bylaws, the Delaware Charter and the Delaware Bylaws.

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Provision	Delaware	Nevada

Charter Regarding Authorized Shares of Capital Stock	The Delaware Charter provides that the Company is authorized to issue 110,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.	The Nevada Charter provides that the Company is authorized to issue 110,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

Charter Regarding Limitation of Liability	The Delaware Charter states that no Director shall be liable to the Company or its shareholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL, as may be amended from time to time. Any repeal or modification of this provision shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification

The Nevada Charter provides that the liability of Directors and Officers shall be limited to the fullest extent permitted by law. Any repeal or modification of this provision will not adversely affect the protection of any Director or Officer provided thereby for any act or omission as a Director or Officer occurring prior to the effectiveness of such repeal or modification. If any provision of the NRS is amended to authorize corporate action further eliminating or limiting the personal liability of Directors and Officers, then the liability of Directors and Officers will be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

Note that, under the NRS, this provision provides for exculpation for breaches of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law, and covers both Officers and Directors.

Charter Regarding Forum for Adjudication of Disputes	The Delaware Charter provides unless the Company consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee or agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any director, officer, stockholder, employee or agent of the Company arising out of or relating to any provision of the DGCL, the Delaware Charter or the Delaware Bylaws, or (iv) any action asserting a claim against the Company or any director, officer, stockholder, employee or agent of the Company governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, including in the event claims are brought under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the Company irreparable harm and the Company shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to this provision. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Company’s ongoing consent right as set forth above in this provision with respect to any current or future actions or claims.	The Nevada Charter provides unless the Company consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Eighth Judicial District Court of the State of Nevada, located in Clark County, shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee, or agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any director, officer, stockholder, employee, or agent of the Company arising out of or relating to any provision of the NRS, the Nevada Charter or the Nevada Bylaws, or (iv) any action asserting a claim against the Company or any director, officer, stockholder, employee, or agent of the Company governed by the internal affairs doctrine of the State of Nevada; provided, however, that in the event that the Eighth Judicial District Court of the State of Nevada lacks subject matter jurisdiction over any such action or proceeding, including in the event claims are brought under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Nevada, in each such case, unless the Eighth Judicial District Court of the State of Nevada (or such other state or federal court located within the State of Nevada, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the Company irreparable harm and the Company shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to this provision. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Company’s ongoing consent right as set forth above in this provision with respect to any current or future actions or claims.

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Provision	Delaware	Nevada

Bylaws Regarding Proxies	Under the Delaware Bylaws, no proxy shall be voted after three years from its date, unless the proxy provides for a longer period.	The Nevada Bylaws expressly provide that a proxy may be authorized by an instrument in writing or by electronic transmission. Under the Nevada Bylaws, no proxy shall be voted or acted upon after six months from its date, unless coupled with an interest or unless the proxy provides for a longer period, which may not exceed seven years.

Bylaws Regarding Indemnification	The Delaware Bylaws provide that the Company shall indemnify against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and hold harmless each person who has been successful on the merits or otherwise in the defense of any action, suit or proceeding and each person who a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or the firm of independent legal counsel then employed by the Company, in a written opinion, authorizes the indemnification of when that person is a party to or is threatened to be made a party to an action, suit or proceeding, or investigation by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company or who was or is a party or is threatened to be made a party of any, threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company. However, under the Delaware Bylaws, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Company, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses.	The Nevada Bylaws provide that the Company shall indemnify against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and hold harmless each person who has been successful on the merits or otherwise in the defense of any action, suit or proceeding and each person who the shareholders, a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or independent legal counsel, in a written opinion, authorizes the indemnification of when that person is a party to or is threatened to be made a party to an action, suit or proceeding, or investigation by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company or who was or is a party or is threatened to be made a party of any, threatened, pending or completed action, suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company. However, under the Nevada Bylaws, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of any appeals, to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses.

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Comparison of Shareholder Rights under Delaware and Nevada Law

The rights of our shareholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Redomestication, the rights of our shareholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a shareholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of shareholders of the Company and the rights of shareholders of the Company following completion of the Redomestication. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock. The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the shareholders, so long as the action taken does not adversely change or alter any right or preference of the shareholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The Delaware Charter and Delaware Bylaws provide for the Company’s classified board of directors. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually. The Nevada Charter and Nevada Bylaws provide for the Company’s classified board of directors.

Cumulative Voting. Cumulative voting for directors entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant shareholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

Neither the Delaware Charter nor the Nevada Charter provides for cumulative voting in the election of directors.

Vacancies. Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors. Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

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The Delaware Charter requires the affirmative vote of a majority of the outstanding shares of the stock of the Company entitled to elect directors and effect their removal. However, because the board is classified, directors may only be removed for cause. On the other hand, the Nevada Charter requires the affirmative vote of two-thirds of the outstanding shares of the stock of the Company entitled to elect directors and effect their removal, with or without cause. Under NRS § 78.335, directors can be removed with or without cause, even if the board is classified, unless the articles of incorporation or bylaws specifically require removal only for cause. The Nevada Charter is consistent with these requirements.

Fiduciary Duties and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation, but, unlike some other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Both Delaware and Nevada law extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, Including Takeovers. Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of shareholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the shareholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on several corporate constituencies in addition to the shareholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent subjected to bankruptcy proceedings.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the shareholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

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Limitation on Personal Liability of Directors and Officers. The NRS and the DGCL each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their shareholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its shareholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not distinguish the duty of loyalty or transactions from which a director derives an improper personal benefit, but does, pursuant to NRS 78.300, impose limited personal liability on directors for distributions made in violation of NRS 78.288. Further, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. Both the DGCL and the NRS permit limitation of liability which applies to both directors and officers, though the NRS expressly also applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute. Under Delaware law, the exculpation of officers is authorized only in connection with direct claims brought by shareholders, including class actions; however, the DGCL does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by shareholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Nevada Charter also extends this limitation to officer liability.

Indemnification. The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders. No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its shareholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its shareholders, directors or independent counsel must determine that the indemnification is proper.

The NRS and the DGCL also each permit corporations to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation.

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Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Bylaws and the Nevada Bylaws include substantially similar provisions providing for indemnification, including advancement of expenses, consistent with the laws of the respective states. In addition, the Nevada Charter provides for indemnification and advancement of expenses to the fullest extent permitted by law.

Director Compensation. The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing. Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit a Board action by written consent.

Actions by Written Consent of Shareholders. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of shareholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing. There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit shareholder action by written consent in lieu of a meeting of shareholders by including such prohibition in its articles of incorporation or bylaws. Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit a shareholder action by written consent.

Dividends and Distributions. Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the condition in this clause (ii), the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

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Restrictions on Business Combinations. Both Delaware and Nevada law provide certain protections to shareholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL. Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him, her or it an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors or unless the combination is approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, a combination remains prohibited unless (i) it is approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record. As of December 5, 2024, the Company has fewer than 200 stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL, nor does the Company plan to opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combinations provisions of the NRS must be contained in an amendment to the Nevada Charter approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

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Acquisition of Controlling Interests. In addition to certain restrictions on business combinations with interested shareholders, Nevada law also protects the corporation and its shareholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions. Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special meeting of such shareholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future shareholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more shareholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires. Corporations are entitled to opt out of the above controlling interest provisions of the NRS.

Shareholder Vote for Mergers and Other Corporate Reorganizations. Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the shareholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by shareholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring shareholder authorization under Delaware law would not require shareholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by shareholders of a surviving corporation in a merger. The DGCL does not require a shareholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances. The Delaware Charter does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting shareholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a shareholder to receive cash generally equal to the fair value of the shareholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such shareholder would otherwise receive in any such transaction.

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Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the shareholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to shareholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a shareholder is entitled to dissent from, and obtain payment for, the fair value of the shareholder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the shareholders is required for the merger, regardless of whether the shareholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (iv) any corporate action taken pursuant to a vote of the shareholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares, or (v) any corporate action to which the shareholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the shareholder’s outstanding shares, except where the shareholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 shareholders of record with a market value of at least $20,000,000, and any shares issued by an open end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof. The NRS prohibits a dissenting shareholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS. The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Shareholders. The DGCL permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. In contrast, the NRS permits special meetings of shareholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise. Under the Delaware Bylaws, a special meeting of shareholders may be called by the President, Chief Executive Officer, or the Chairman of the Board. Under the Delaware Bylaws, a special meeting may be called at any time only by (A) the affirmative vote of a majority of the whole board of directors, (B) the chairperson of the board of directors, if there be one, (C) the Chief Executive Officer, if there be one, or (D) the President. Such written request must contain the purposes or purposes of the proposed meeting. The Nevada Bylaws contain identical provisions.

Special Meetings Pursuant to Petition of Shareholders. The DGCL provides that a director or a shareholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the special meeting or, if there is no date designated, within 13 months after the last annual meeting.

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Under the NRS, shareholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Shareholder Special Meetings. Under the DGCL, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under the DGCL, a proxy executed by a shareholder may not be voted after a period of three years from its date, unless the proxy provides for a longer period. The Delaware Bylaws provide that a proxy is valid for three years, unless the proxy provides for a longer period. Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances. The proxy provisions in the Nevada Bylaws are consistent with the NRS.

Quorum and Voting. The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of shareholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the shareholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by shareholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that the holders of shares representing a one-third of the voting power of the Company’s stock issued, outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by law, the Delaware Charter or the Delaware Bylaws.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of shareholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of shareholders by plurality vote. The Nevada Bylaws similarly provide that the holders of a majority of the Company’s stock issued, outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by law, the Nevada Charter or the Nevada Bylaws. Consistent with the NRS, the Nevada Bylaws also provide that, except as otherwise provided by law, in the Nevada Charter or the Nevada Bylaws, that action by the shareholders on a matter other than the election of directors is approved if the number of votes case in favor of the action exceeds the number of votes cast in opposition to the action.

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Shareholder Inspection Rights. The DGCL grants any shareholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of shareholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a shareholder.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are shareholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a shareholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a shareholder of the corporation.

In addition, the NRS grants certain shareholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a shareholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its shareholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities. Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or shareholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or shareholders. Neither the Company’s Delaware Charter, nor the Company’s Nevada Charter contain such provisions.

Potential Risks and Disadvantages of the Redomestication

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is more limited. As a result, the Company and its shareholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and shareholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

Also, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising transactions because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to shareholder rights.

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The Company will also incur certain non-recurring costs in connection with the Redomestication, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Redomestication is ultimately completed. Many of the expenses that will be incurred are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Redomestication.

Regulatory Matters

The consummation of the Redomestication requires the filing of the Articles of Domestication and the Nevada Charter with the office of the Nevada Secretary of State and the Certificate of Conversion with the Office of the Secretary of State in Delaware. No other regulatory or governmental approvals or consents will be required in connection with the Redomestication.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Redomestication described in this Proposal.

No Exchange of Stock Certificates Required

Shareholders will not have to exchange their existing stock certificates for new stock certificates.

No Material Accounting Implications

Effecting the Redomestication will not have any material accounting implications.

Certain Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Redomestication to holders of the shares of the common stock of the Company as a Delaware corporation (the “Delaware Common Stock”), each of which shares shall be converted into one outstanding share of common stock of the Company as a Nevada corporation (the “Nevada Common Stock”) in connection with the Redomestication.

This discussion is based on the Code, applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this proxy statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of the Delaware Common Stock that are U.S. holders (as defined below) who hold their shares of Delaware Common Stock as capital assets within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Delaware Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, and holders that hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.

For purposes of this section, a U.S. holder is a beneficial owner of the Delaware Common Stock that is, for U.S. federal income tax purposes, (i) an individual that is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state or political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

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If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of the Delaware Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of the Delaware Common Stock should consult his, her or its tax advisor regarding the tax consequences of the Redomestication.

Treatment of the Redomestication. Subject to the caveats and qualifications noted above, we intend the Redomestication, under U.S. federal income tax law, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Redomestication qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

● no gain or loss will be recognized by, and no amount will be included in the income of, a holder of the Delaware Common Stock upon the conversion of such Delaware Common Stock into the Nevada Common Stock in connection with the Redomestication;

● the aggregate tax basis of the shares of the Nevada Common Stock received by a holder of shares of the Delaware Common Stock in connection with the Redomestication will equal the aggregate tax basis of the shares of the Delaware Common Stock converted into such shares of the Nevada Common Stock; and

● the holding period of the shares of the Nevada Common Stock received by a holder of the Delaware Common Stock in connection with the Redomestication will include the holding period of the common stock converted into such shares of the Nevada Common Stock.

Shareholders that have acquired different blocks of the Delaware Common Stock at different times or at different prices, and whose blocks of such common stock are converted into shares of Nevada Common Stock in connection with the Redomestication, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of the Nevada Common Stock.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REDOMESTICATION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REDOMESTICATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Information Reporting. A U.S. holder of the Delaware Common Stock that owns at least 5% of the outstanding stock of the Company (by vote or value) immediately before the Redomestication will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Redomestication occurs a statement setting forth certain information relating to the Redomestication, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Redomestication. Holders of the Delaware Common Stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.

Vote Required

This proposal requires the affirmative vote of a majority of the outstanding shares of our common stock, assuming a quorum is present at the Annual Meeting. With respect to approval of the Redomestication and the adoption of the Plan of Conversion, you may vote “FOR”, “AGAINST” or “ABSTAIN”. Abstentions will only be counted for purposes of determining whether there is a quorum and will have the same effect as votes against the proposal. Brokers do not have discretion to vote on the proposal to approve the Redomestication, and broker non-votes will have the same effect as votes against the proposal.

We urge you to read in their entirety the text of the Plan of Conversion, the Nevada Articles and the Nevada Bylaws, which are attached to this proxy statement as Appendices A through C and are incorporated by reference into this proposal. We believe the Redomestication is in the Company’s and our shareholder’s best interests for the reasons stated in this proposal. Accordingly, we ask our shareholders to vote “FOR” the Redomestication and the adoption of the Plan of Conversion set forth in Appendix A to this proxy statement.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REDOMESTICATION. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 2: THE INCENTIVE PLAN PROPOSAL

The Incentive Plan authorizes the award of stock-based incentives to eligible employees, officers, directors, and consultants, as described below. On October 3, 2024, the Board approved an amendment to the Incentive Plan to increase the total number of shares available under the Incentive Plan by an additional 172,285 shares, from 356,588 shares to 528,873 shares. Stockholder approval of this increase is required under Nasdaq Rule 5635 and for the issuance of “incentive” stock options under the Code. Accordingly, at the Annual Meeting, stockholders will vote on a proposal to ratify and approve this amendment and the actions of the Board in connection therewith.

The Company’s directors and executive officers currently are permitted to participate in the Incentive Plan, and therefore they have a substantial interest in this proposal.

The form of the amended and restated Incentive Plan is attached as Appendix D to this proxy statement.

Reasons for the Amendment to the Incentive Plan

The Company believes its employees are valuable assets. Offering a broad-based equity compensation program is vital to attract and retain the most highly skilled people in the Company’s industry. In addition, the Company believes that employees and others who have a stake in the future success of its business become highly motivated to achieve the Company’s long-term business goals and to expend maximum effort in the creation of stockholder value, thereby aligning the interests of such individuals with those of stockholders generally.

The Company has granted, net of forfeitures, restricted stock awards and options covering substantially all of the shares available under the Incentive Plan (without accounting for the increase contemplated by the Incentive Plan Proposal). The Board believes that increased capacity to make equity awards provided by the amendment is essential to the Company’s continued growth, and therefore in the best interest of its stockholders. The Company plans to make equity grants in connection with new hires and promotions and in connection with its employee reviews, and believes it is in the best interests of the Company’s stockholders for the Company at this stage in its growth cycle to have the flexibility to make compensatory awards under the Incentive Plan in the interest of conserving the Company’s cash resources.

Summary of the Incentive Plan

The following is summary of the principal features of the Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is set forth in Appendix D.

Purpose

The purpose of the Incentive Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The Incentive Plan is administered by the Board or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Presently, the Incentive Plan is administered by the compensation committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

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Stock Subject to the Incentive Plan

Assuming the Incentive Plan Proposal is approved, there will be 528,873 shares of Company common stock for issuance under the Incentive Plan. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the Incentive Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the Company will not be available for future award grants under the plan.

Under the Incentive Plan, in the event of a change in the number of shares of Company common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

Eligibility

The Company may grant awards under the Incentive Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries. Based on the number of employees and consultants of the Company and on the size of the Board, the Company presently estimates that approximately 32 individuals (including the Company’s directors and named executive officers) will be eligible for awards under the Incentive Plan, including the employees of Fergco. Following the sale of Fergco, the Company presently estimates that approximately 20 individuals will be eligible for awards under the Incentive Plan.

Types of Awards

Options. The Incentive Plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the Incentive Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Company securities or in a combination of the two.

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Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by the Company or one of its subsidiaries at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the Incentive Plan, the Company may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the Incentive Plan, the Company may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The Incentive Plan requires that all shares of restricted stock awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

Other Stock-Based Awards. Under the Incentive Plan, the Company may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the Incentive Plan or any of the Company’s other plans.

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Accelerated Vesting and Exercisability

The Incentive Plan includes provisions for accelerated vesting in the event of a change in control of the Company, allowing participants to realize benefits from their awards immediately upon certain conditions being met.

Award Limitation

No participant may be granted awards under the plan in any calendar year for more than 10% of the total number of shares issued or available for issuance under the plan (which, after the amendment contemplated by this proposal, would be 52,887 shares).

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of Company common stock.

Term and Amendments

Unless terminated by the Board, the Incentive Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the U.S. federal income tax consequences of participation in the Incentive Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the waiting periods described above, the participant will have engaged in a disqualifying disposition and will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company generally will qualify for a deduction equal to any amount recognized, subject to limitations including Section 162(m) of the Code and that the compensation must be reasonable.

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Non-Qualified Stock Options. With respect to non-qualified stock options:

●	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of Company common stock on the date of grant;

●	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company generally will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and the limitations of Section 162(m) of the Code; and

●	the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company generally will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company generally receives a deduction at the time of exercise equal to the amount of the cash and fair market value of any common stock payable upon the exercise. Upon the sale of stock received upon settlement of a stock appreciation right, the participant will realize capital gain or loss equal to the difference between the sales price and the fair market value of the stock on the day the stock appreciation right was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock. A participant who receives restricted stock generally will recognize no income on the grant of the restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant, discussed below, and the Company generally will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant generally will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. The holding period begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant timely makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation and Section 162(m) of the Code, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

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Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation and Section 162(m) of the Code. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant but will not be deductible by the Company.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Code imposes certain requirements applicable to all amounts that are nonqualified deferred compensation. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, the requirements of Section 409A, then all compensation deferred under the plan may become immediately taxable. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income. The Company intends that awards granted under the Incentive Plan will comply with, or otherwise be exempt from, Section 409A of the Code, but makes no representation or warranty to that effect.

New Plan Benefits

The benefits that will be awarded or paid in connection with the Incentive Plan are not currently determinable.

Vote Required

This proposal requires the affirmative vote of a majority of the outstanding shares of our common stock represented in person or by proxy at the meeting and entitled to vote thereon, assuming a quorum is present at the Annual Meeting. With respect to approval of the Incentive Plan Proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. Abstentions will only be counted for purposes of determining whether there is a quorum and will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote for the proposal.

We urge you to read in their entirety the text of the Amended and Restated Incentive Plan, which is attached to this proxy statement as Appendix D and is incorporated by reference into this proposal. We believe the increase in the Incentive Plan contemplated by the Incentive Plan Proposal is in the Company’s and our shareholders’ best interests for the reasons stated in this proposal. Accordingly, we ask our shareholders to vote “FOR” the Incentive Plan Proposal.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE Incentive Plan Proposal. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 3: FERGCO ASSET SALE PROPOSAL

Introduction

On November 22, 2024, the Company and Fergco entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Ferguson Containers, LLC (the “Purchaser”) and Edward Reichard and Derick Reichard, the current operators of Fergco (the “Purchaser’s Owners” and together with the Purchaser, the “Purchaser Parties”). Pursuant to the Asset Purchase Agreement, the Company agreed to sell certain assets (the “Purchased Assets”) constituting the business of Fergco to the Purchaser (the “Fergco Asset Sale”). The transaction allows the Company to divest its corrugated box manufacturing operations, which are not aligned with the Company’s core business focus on inventory funding solutions for ecommerce retailers.

TERMS OF THE ASSET PURCHASE AGREEMENT

Description of Fergco and the Purchaser

Fergco

Fergco operates a corrugated box manufacturing business providing packaging solutions to a range of customers.

Purchaser

Under the ownership of Edward and Derick Reichard, who currently manage Fergco as a subsidiary of the Company, Purchaser will acquire the assets needed to continue operating the corrugated box manufacturing business, including continuing to service existing customer contracts.

Reason for Sale

The Company is divesting its corrugated box manufacturing operations to focus on its core business of providing funding solutions to online retailers. The Company has determined that the manufacturing division is no longer aligned with its strategic objectives, which center on expanding its ecommerce financing services. The Fergco Asset Sale will streamline the Company’s operations and allow it to redeploy resources into its core activities.

Terms of the Transaction

Assets to be Sold. Fergco will sell specific assets necessary for operating its corrugated box manufacturing business to the Purchaser. These assets include accounts receivable, inventory, fixed assets, and intellectual property, among other items listed in the Fergco. Certain assets not essential to the ongoing business, as outlined in the schedules to the Fergco, will be excluded from the sale.

Purchase Consideration. The total consideration for the assets to be sold includes:

1.	A cash payment of $557,835 to be made at closing of the transaction;
2.	A senior secured promissory note of $2,500,000 issued by the Purchaser to Fergco, which note, assuming closing of the transaction by December 31, 2024, will bear interest at the rate of 9.75% per year, payable in equal monthly installments of $32,692.56 beginning on January 1, 2025 and will be due and payable in full on December 31, 2034;
3.	Additional earn-out payments contingent on EBITDA milestones in 2024 and 2025, as described in the Asset Purchase Agreement; and
4.	Assumption of specific liabilities related to the corrugated box business by the Purchaser.

Covenants, Representation and Warranties. Both parties to the Asset Purchase Agreement make customary representations and warranties, including authority to enter into the transaction, ownership of the assets, and the absence of legal impediments. The Asset Purchase Agreement also includes covenants that require Fergco to operate its business in the ordinary course until the transaction is completed and to provide the Purchaser with reasonable access to business information.

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Closing Conditions. The closing of the transaction is subject to customary conditions, including the accuracy of representations, the absence of legal restrictions, and receipt of necessary third-party approvals.

Review Period and Termination of Agreement. After execution of the Asset Purchase Agreement by Fergco, the Purchaser shall have up to five (5) business days to review the relevant financial statements, books and records of Fergco. On or prior to 4:30 pm EST on the last day of such review period, the Purchaser shall have the right to terminate the agreement for any reason or no reason it its sole and complete discretion. If the Purchaser does not provide notice of termination during the review period, the agreement shall become binding on all parties.

Federal Income Tax Consequences. The Fergco Asset Sale will be treated as a taxable transaction for federal and state tax purposes.

Accounting Treatment. Upon the completion of the Fergco Asset Sale, the assets and liabilities associated with the Fergco Asset Sale will be eliminated from the Company’s consolidated balance sheet.

Use of Proceeds; Company Business after the Fergco Asset Sale

The proceeds from the Fergco Asset Sale will be utilized by the Company to advance its core business operations, which focus on inventory funding solutions, and may also be used for potential acquisitions or other strategic investments aligned with the Company’s business objectives.

Vote Required

This proposal requires the affirmative vote of a majority of the outstanding shares of our common stock, assuming a quorum is present at the Annual Meeting. With respect to approval of the Fergco Asset Sale and the adoption of the Asset Purchase Agreement, you may vote “FOR”, “AGAINST” or “ABSTAIN”. Abstentions will only be counted for purposes of determining whether there is a quorum and will have the same effect as votes against the proposal. Brokers do not have discretion to vote on the proposal to approve the Fergco Asset Sale, and broker non-votes will have the same effect as votes against the proposal.

We urge you to read in their entirety the text of the Asset Purchase Agreement, which is attached to this proxy statement as Appendix E and is incorporated by reference into this proposal. We believe the Fergco Asset Sale is in the Company’s and our shareholders’ best interests for the reasons stated in this proposal. Accordingly, we ask our shareholders to vote “FOR” approval of the Fergco Sale and the adoption of the Asset Purchase Agreement set forth in Appendix E to this proxy statement.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FERGCO ASSET SALE. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 4: ELECTION OF CLASS II DIRECTORS

Introduction

Our Board has nominated Kevin O’Donnell and Frank Jennings to serve as Class II members of our Board, with such term to expire at the 2027 annual meeting of stockholders or until the appointment, election and qualification of their respective successors. The biographies of each of Messrs. O’Donnell and Jennings is set forth in the section titled “Directors and Executive Officers” above.

The Board believes that each of Mr. O’Donnell and Mr. Jennings are qualified to serve as members of the Board due to their extensive executive management and leadership experience.

Penalties or Sanctions

The Company has been advised that neither Mr. O’Donnell nor Mr. Jennings has been subject to:

(a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Vote Required

Our Bylaws provide for a plurality voting standard for the election of directors. This means that the director nominee with the most votes for a particular seat is elected for that seat. As a result, an abstention or a broker non-vote on this proposal will not have any effect on the elections of the Class II director nominees.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF KEVIN O’DONNELL AND “FOR” THE ELECTION OF FRANK JENNINGS TO SERVE AS CLASS II MEMBERS OF THE BOARD FOR A TERM TO EXPIRE AT THE 2027 ANNUAL MEETING OF STOCKHODERS OR UNTIL the appointment, election, and qualification of THEIR RESPECTIVE successorS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE ELECTION OF EACH OF MR. O’DONNELL AND MR. JENNINGS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 5: RATIFICATION OF SELECTION OF AUDITORS

Introduction

The Audit Committee has selected the independent registered public accounting firm Stephano Slack LLC to serve as our auditors for the fiscal year ending December 31, 2024. It is expected that a representative of Stephano Slack LLC will not be present at the Annual Meeting.

Stephano Slack LLC was appointed as the Company’s independent registered public accounting firm on September 30, 2024. On such date, Morson Cogen LLP, the Company’s former auditor, resigned from its role as independent registered public accounting firm for the Company. Such resignation was made by Morison Cogen in conjunction with its exit from providing audit services to publicly traded companies. In connection with the foregoing exit, the audit partner and audit manager at Morison Cogen who were in charge of the Company’s audit left such firm to join Stephano Slack LLC, which firm was engaged by the Company as described above.

In deciding to appoint Stephano Slack LLC, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Stephano Slack LLC and concluded that Stephano Slack LLC has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.

Vote Required

The selection of our independent registered public accounting firm for the year ending December 31, 2024, will be ratified upon the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as an “AGAINST” vote on such matter. However, brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. The ratification of the selection of Stephano Slack LLC as our auditors for the year ending December 31, 2024, by our stockholders is not required under the DGCL, but the results of this vote will be considered by the Audit Committee in selecting auditors for future years. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF STEPHANO SLACK LLC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Report of the Audit Committee

The Audit Committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence by meeting regularly with the independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of our financial statements. In fulfilling its oversight responsibilities, the audit committee:

●	reviewed and discussed our financial statements as of and for the fiscal year ended December 31, 2023, with management and our prior auditor, Morison Cogen LLP, which resigned from its role as the Company’s independent registered public accounting firm in conjunction with its exit from providing audit services to publicly traded companies;

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●	discussed with Morison Cogen LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

●	received the written disclosures and the letter from Morison Cogen LLP required by the applicable requirements of the PCAOB; and

●	discussed the independence of Morison Cogen LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements and related notes thereto be included in our 2023 Annual Report for filing with the SEC. The Audit Committee also appointed Morison Cogen LLP as our independent registered public accounting firm for fiscal year ended December 31, 2023.

Submitted by the Audit Committee of our Board:

Frank Jennings

Louis Foreman

Mary Ann Halford

ACCOUNTING FEES

The following is a summary of the fees billed to the Company by Morison Cogen, our prior auditors, and tax professionals for professional accounting services rendered for the fiscal years ended December 31, 2023 and 2022.

	Fiscal Year 2023	Fiscal Year 2022
Audit Fees (1)	$148,253	$155,087
Audit-Related Fees	85,011	46,750
Tax Fees (2)	53,250	7,500
Other Fees (3)	10,789	-
Total	$297,303	$209,337

(1) Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10–Q. Other fees consist of comfort letter service fees.

(2) Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns.

(3) Other fees consist of fees billed for professional services related to non-recurring fees for the initial public offering and the acquisitions completed during the year.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Party Transaction” is a transaction, arrangement, or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. A “Related Party” means:

●	any person who is, or at any time during the applicable period was, one of the Company’s executive officers or a member of or nominee for the Board;

●	any person (including any entity or group) who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer, or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer, or beneficial owner of more than five percent (5%) of our voting stock;

●	any of the foregoing persons that qualify as such at any time during the fiscal year in which a transaction that would otherwise be subject to this the policy occurs, even if such person has ceased to have such status during such fiscal year; and

●	any firm, corporation, or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

In addition, we will have in place policies and procedures designed to minimize potential conflicts of interest arising from any dealings the Company may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to the Audit Committee charter, the Audit Committee will have the responsibility to review related party transactions.

The Separation from Vinco

In connection with the Company’s 2022 separation from Vinco (the “Vinco Separation”), we entered into a Separation and Distribution Agreement and other agreements with Vinco to effect the Vinco Separation and provide a framework for our relationship with Vinco after the Vinco Separation. These agreements provide for the allocation between us and our subsidiaries, on the one hand, and Vinco and its subsidiaries on the other hand, of the assets, liabilities, legal entities, and obligations associated with Vinco, Fergco, as well as other subsidiaries of Vinco, on the one hand, and Vinco’s other current businesses, on the other hand, and governs the relationship between our company and our subsidiaries, on the one hand, and Vinco and its subsidiaries, on the other hand, subsequent to the Vinco Separation (including with respect to transition services, employee matters, intellectual property matters, tax matters, and certain other commercial relationships).

Other Related Party Transactions

We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify and advance litigation expenses incurred by such individuals by reason of (i) their status as directors and/or officers of the Company, (ii) acts or omissions made in good faith, (iii) their service in any capacity with respect to an employee benefit plan of our company or one or more of our majority owned subsidiaries, or (iv) their service as directors, officers, managers, general partners, trustees, employees, or agents of another entity (including a majority owned subsidiary of our company) at our request while directors and/or officers of our company to the fullest extent permitted by applicable law.

Pursuant to the indemnification agreements, the Company will advance all reasonable expenses to be incurred by the indemnitee related to a proceeding for which the indemnitee is entitled to indemnification. The indemnitee shall repay to the Company any expenses advance to the indemnitee if it is ultimately be determined that indemnitee is not entitled to be indemnified against such expenses.

We note that the contemplated Fergco Asset Sale constitutes a related party transaction that has been treated as such in accordance with Company policy and applicable law.

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STOCKHOLDER PROPOSALS

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2025 annual meeting of stockholders must be received by us on or before August 12, 2025, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, Attention: Secretary.

Stockholder proposals to be presented at our Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2025 annual meeting of stockholders, must be presented and received in accordance with the provisions of our Bylaws. Our Bylaws state that the stockholder must provide timely written notice of any nomination or proposal and supporting documentation. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive office not less than 45 days (or October 26, 2025) nor more than 75 days (or September 26, 2025) before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the preceding year or if the date of the annual meeting is more than 30 days before or more than 60 days after the previous year’s annual meeting, a stockholder’s notice must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by us.

The stockholder must update and supplement its notice to us of his or her intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is 10 days following the record date. Any such update and supplement should be mailed to: Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, Attention: Secretary.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through our regular employees, we may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of our company registered in the names of a nominee and, if so, we will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation. We have engaged Broadridge to host the virtual meeting and to manage the production and distribution of this Proxy Statement. We expect to pay Broadridge approximately $75,000 for their services.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules concerning the delivery of annual disclosure documents allow us or stockholders’ brokers to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or stockholders’ brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by stockholders in the same household and helps to reduce our expenses. This rule applies to our notices, annual reports, proxy statements and information statements.

As such, owners of common stock in street name may receive a notice from their broker or bank stating that only one annual report or proxy statement will be delivered to multiple security holders sharing an address. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, the Company will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042.

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OTHER MATTERS

At the date of this Proxy Statement, we know of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in our interest and the stockholders.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

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Appendix A

PLAN OF CONVERSION

OF

EIGHTCO HOLDINGS INC.,

A DELAWARE CORPORATION,

TO

EIGHTCO HOLDINGS INC.,

A NEVADA CORPORATION

This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of Eightco Holdings Inc., a Delaware corporation (the “Delaware Corporation”), to Eightco Holdings Inc., a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Chapters 78 and 92A of the Nevada Revised Statutes (as amended, the “NRS”).

RECITALS

A. The Delaware Corporation was incorporated on March 9, 2022.

B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Section 92A.195 of the NRS, the Delaware Corporation will be converted to a Nevada Corporation.

C. The Board of Directors of the Delaware Corporation (the “Board”) has (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its shareholders and recommended the approval of the Conversion by the shareholders of the Delaware Corporation and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Domestication (as each is defined below).

D. The shareholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Domestication.

E. In connection with the Conversion, at the Effective Time (as hereinafter defined), each share of Common Stock, par value $0.001 per share (the “Delaware Common Stock”), and each share of Preferred Stock, par value $0.001 per share (the “Delaware Preferred Stock”), if any, of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be converted into one share of Common Stock, par value $0.001 per share (the “Nevada Common Stock”), and one share of Preferred Stock, par value $0.001 per share (the “Nevada Preferred Stock”), respectively, of the Nevada Corporation.

F. The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1 Conversion. At the Effective Time (as hereinafter defined), the following shall occur (collectively, the “Conversion”):

1.1.1 the Delaware Corporation will be converted to the Nevada Corporation, in accordance with Section 266 of the DGCL and Section 92A.195 of the NRS, and shall be governed by the Nevada Governing Documents (as defined below), whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada; and

A-1

1.1.2 the name of the Corporation shall remain EIGHTCO HOLDINGS INC.

1.2 Certificate of Conversion. The Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file articles of domestication in the form attached hereto as Exhibit B (the “Nevada Articles of Domestication”) and articles of incorporation in the form attached hereto as Exhibit C (the “Nevada Articles of Incorporation”) with the Nevada Secretary of State, and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.

1.3 Approval. The Board and the shareholders of the Delaware Corporation have approved and adopted this Plan, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Domestication.

1.4 Effective Time. The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the Nevada Articles of Domestication and Nevada Articles of Incorporation filed with the Nevada Secretary of State or at a such later time as specified in the Delaware Certificate of Conversion and the Nevada Articles of Domestication (the “Effective Time”).

ARTICLE II

ORGANIZATION

2.1 Nevada Governing Documents. At the Effective Time, the Nevada Articles of Incorporation and the Bylaws of the Nevada Corporation in the form attached hereto as Exhibit D (together with the Nevada Articles of Incorporation, the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.

2.2 Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its shareholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Nevada Corporation.

ARTICLE III

EFFECT OF THE CONVERSION

3.1 Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the States of Delaware and Nevada, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Nevada Corporation, and may be enforced against the Nevada Corporation to the same extent as if such debts, liabilities, and duties had originally been incurred or contracted by the Nevada Corporation.

3.2 Conversion of Shares. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation or the shareholders, (i) each share of Delaware Common Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Nevada Common Stock, and all options, warrants or other entitlement to receive a share of Delaware Common Stock shall automatically be converted into an option, warrant or other entitlement to receive a share of Nevada Common Stock and (ii) each share of Delaware Preferred Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Nevada Preferred Stock, and all options, warrants or other entitlement to receive a share of Delaware Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a share of Nevada Preferred Stock.

3.3 Effect on Stock Certificates. All of the outstanding certificates representing shares of Delaware Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Nevada Common Stock.

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3.4 Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its shareholders, each employee benefit plan, equity incentive plan or other similar plan to which the Delaware Corporation is a party shall continue to be a plan of the Nevada Corporation. To the extent that any such plan provides for the issuance of Delaware Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Nevada Common Stock.

ARTICLE IV

MISCELLANEOUS

4.1 Abandonment or Amendment. At any time prior to the filing of the Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation, by action of the Board of Directors, may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan if, in the opinion of the Board of Directors of the Delaware Corporation, such action would be in the best interests of the Delaware Corporation and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

4.5 Severability. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

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Appendix B

CERTIFICATE OF INCORPORATION

OF

EIGHTCO HOLDINGS INC.

Eightco Holdings Inc. (the “Corporation”), a corporation organized and existing under the Nevada Revised Statutes (the “NRS”), does hereby certify as follows:

FIRST: The name of the Corporation is Eightco Holdings Inc.

SECOND: The address of the registered office of the Corporation in the State of Nevada is 701 S. Carson St., Suite 200, Carson City, Nevada 89701. The name of its registered agent at that address is CSC Services of Nevada, Inc.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the NRS.

FOURTH:

(a)	The total number of shares of stock which the Corporation shall have the authority to issue is one hundred ten million (110,000,000) shares of capital stock, consisting of one hundred million (100,000,000) shares of Common Stock, each having a par value of $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares of Preferred Stock, each having a par value of $0.001 per share (the “Preferred Stock”).

(b)	The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Common Stock are as follows:

(i)	Except as otherwise expressly required by law or provided in this Certificate of Incorporation, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of any outstanding shares of Common Stock shall vote together as a single class on all matters with respect to which stockholders are entitled to vote under applicable law, this Certificate of Incorporation, the Bylaws of the Corporation (the “Bylaws”) or upon which a vote of stockholders is otherwise duly called for by the Corporation.

(ii)	The holders of shares of Common Stock shall not have cumulative voting rights.

(iii)	Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors of the Corporation (the “Board of Directors”) from time to time out of assets or funds of the Corporation legally available therefor.

(iv)	In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them, respectively, without regard to class.

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(v)	No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

(c)	The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the NRS, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

(d)	Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law. Notwithstanding the provisions of Section 78.207 of the NRS, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote, without the separate vote of the holders of the Preferred Stock as a class. Subject to Section (a) of this Article FOURTH, the Board of Directors is also expressly authorized to increase or decrease the authorized number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. Unless otherwise expressly provided in the certificate of designations in respect of any series of Preferred Stock, in case the number of shares of such series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation, and regulation of the powers of the Corporation and of its directors and stockholders:

(a)	The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b)	The Board of Directors shall consist of not less than five (5) nor more than eleven (11) members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

(c)	The Board of Directors shall be classified pursuant to Section 78.330(d) of the NRS and the directors serving thereon shall be divided into three classes, designated Class I, Class II and Class III. Each class of directors serving on the Board of Directors shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The initial term of the Class I directors shall terminate on the date of the 2026 Annual Meeting; the initial term of the Class II directors shall terminate on the date of the 2024 Annual Meeting; and the initial term of the Class III directors shall terminate on the date of the 2025 Annual Meeting. After the initial term of the Class I, Class II and Class III directors has expired, at each Annual Meeting thereafter, all directors of such class shall be elected for a three-year term.

(d)	If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

(e)	A director shall hold office until the Annual Meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(f)	Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors shall be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office, with or without cause, in accordance with Section 78.335 of the NRS and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an Annual Meeting or a Special Meeting, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

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(g)	In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the NRS, this Certificate of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

SIXTH: No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the NRS as the same exists or may hereafter be amended. If the NRS is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the NRS, as so amended. Any repeal or modification of this Article SIXTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

SEVENTH:

(a)	The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors, and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition upon receipt by the Corporation of an undertaking by or on behalf of the director or officer receiving advancement to repay the amount advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation under this Article SEVENTH.

(b)	The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

(c)	The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

(d)	Any repeal or modification of this Article SEVENTH shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

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EIGHTH: Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Eighth Judicial District Court of the State of Nevada, located in Clark County, shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee, or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director, officer, stockholder, employee, or agent of the Corporation arising out of or relating to any provision of the NRS, this Certificate of Incorporation, or the Bylaws, or (iv) any action asserting a claim against the Corporation or any director, officer, stockholder, employee, or agent of the Corporation governed by the internal affairs doctrine of the State of Nevada; provided, however, that in the event that the Eighth Judicial District Court of the State of Nevada lacks subject matter jurisdiction over any such action or proceeding, including in the event claims are brought under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Nevada, in each such case, unless the Eighth Judicial District Court of the State of Nevada (or such other state or federal court located within the State of Nevada, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article EIGHTH. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Article EIGHTH with respect to any current or future actions or claims.

NINTH: Any action required or permitted to be taken by the stockholders at a duly called Annual Meeting or Special Meeting may be effected by written consent in lieu of a meeting.

TENTH: Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ELEVENTH: Unless otherwise required by law, a Special Meeting, for any purpose or purposes, may be called by the Board of Directors, the Chairperson of the Board of Directors or the President, and may not be called by any other person or persons.

TWELFTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Nevada, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote at an election of directors.

THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be executed on its behalf this [__] day of [__], 2024.

EIGHTCO HOLDINGS, INC.

By:
Name:
Title:

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Appendix C

BYLAWS OF

EIGHTCO HOLDINGS, INC.

A NEVADA CORPORATION

(Effective as of [●], 2024)

Article IV - COMMITTEES		9
4.1	Committees of Directors	9
4.2	Committee Minutes	9
4.3	Meetings and Action of Committees	9
4.4	Subcommittees	10
Article V - OFFICERS		10
5.1	Officers	10
5.2	Appointment of Officers	10
5.3	Subordinate Officers	10
5.4	Removal and Resignation of Officers	10
5.5	Vacancies in Offices	10
5.6	Representation of Shares or Interests of Other Corporations or Entities	10
5.7	Authority and Duty of Officers	11

Article VI - STOCK		11
6.1	Stock Certificates; Partly Paid Shares	11
6.2	Special Designation on Certificates	11
6.3	Lost, Stolen or Destroyed Certificates	11
6.4	Dividends	11
6.5	Transfer of Stock	12
6.6	Stock Transfer Agreements	12
6.7	Registered Stockholders.	12

Article VII - MANNER OF GIVING NOTICE AND WAIVER		12
7.1	Notice of Stockholders’ Meetings	12
7.2	Notice by Electronic Transmission	12
7.3	Notice to Stockholders Sharing an Address	13
7.4	Notice to Person with whom Communication is Unlawful	13
7.5	Waiver of Notice	13

Article VIII - INDEMNIFICATION		13
8.1	Indemnification of Directors and Officers in Third Party Proceedings	13
8.2	Indemnification of Directors and Officers in Actions by or in the Right of the Corporation	14
8.3	Successful Defense	14
8.4	Indemnification of Others; Advance Payment to Others	14
8.5	Advance Payment of Expenses	14
8.6	Limitation of Indemnification	14
8.7	Determination; Claim	15
8.8	Non-Exclusivity of Rights	15
8.9	Insurance	15
8.10	Survival	15
8.11	Effect of Repeal or Modification	15
8.12	Certain Definitions	16

Article IX - GENERAL MATTERS		16
9.1	Execution of Corporate Contracts and Instruments	16
9.2	Fiscal Year	16
9.3	Seal	16
9.4	Construction; Definitions	16

Article X - AMENDMENTS		26

Appendix C

BYLAWS OF EIGHTCO HOLDINGS, INC.

Article I - CORPORATE OFFICES

1.1 Registered Office. The registered office of Eightco Holdings, Inc. (the “Corporation”) shall be fixed in the Corporation’s Certificate of Incorporation. References in these Bylaws (, as amended from time to time, these “Bylaws”) to “Certificate of Incorporation” shall mean the Certificate of Incorporation of the Corporation, as amended from time to time, including the terms of any certificates of designation of any series of Preferred Stock.

1.2 Other Offices. The Corporation may at any time establish other offices at any place or places.

Article II - MEETINGS OF STOCKHOLDERS

2.1 Places of Meetings. Meetings of stockholders shall be held at any place, within or outside the State of Nevada, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.320(4) of the Nevada Revised Statutes of the State of Nevada (the “NRS”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 Annual Meetings. The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Nevada as shall be designated from time to time by the board of directors and stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these Bylaws, may be transacted.

2.3 Special Meetings.

(i) A special meeting of the stockholders, other than those required by statute or by the Certificate of Incorporation, may be called at any time only by (A) the affirmative vote of a majority of the Whole Board, (B) the chairperson of the board of directors, if there be one, (C) the chief executive officer, if there be one, or (D) the president. A special meeting of the stockholders may not be called by any other person or persons. The board of directors, by the affirmative vote of a majority of the Whole Board, may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

(ii) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the board of directors, the chairperson of the board of directors, if there be one, the chief executive officer, if there be one, or the president. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4 Advance Notice Procedures.

(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these Bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

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(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the Corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person as of the date of delivery of such notice, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the voting power of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

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(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these Bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election or re-election to the board of directors of the Corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the Corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation.

(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above; provided additionally, however, that in the event the number of directors to be elected to the board of directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased board made by the Corporation at least ten (10) days before the last day a stockholder may deliver notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the date on which such Public Announcement is first made by the Corporation.

(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the board of directors, (F) a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe fiduciary duties under Nevada law with respect to the Corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be); and

(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of the Corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

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(c) At the request of the board of directors, any person nominated by a stockholder for election or re-election as a director must furnish to the secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (2) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the Corporation under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation and (3) such other information that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of any such information of the kind specified in this Section 2.4(ii)(c) if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d) Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii) Advance Notice of Director Nominations for Special Meetings.

(a) If the board of directors has authorized in the specific case that stockholders may fill a vacancy or newly created directorship at a special meeting of stockholders, and a special meeting has been properly called for such purpose, nominations of persons for election or appointment to the board of directors at such special meeting shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the Corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected or appointed at such meeting. A person shall not be eligible for election or appointment as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or appointment if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. Any person nominated in accordance with this Section 2.4(iii) is subject to, and must comply with, the provisions of Section 2.4(ii)(c).

(b) The chairperson of such special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of:

(a) a stockholder to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act; or

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(b) the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

2.5 Notice of Stockholders’ Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the NRS, the Certificate of Incorporation or these Bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6 Quorum. The holders of a majority of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the then-issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, if there be one, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. The chairperson of the meeting shall have the authority to adjourn a meeting of the stockholders in all other events. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7 Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 78.350 of the NRS and Section 2.11 of these Bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8 Conduct of Business. The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, the chief executive officer (in the absence of the chairperson), if any, or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the Corporation, shall serve as chairperson of the stockholder meeting.

2.9 Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to Section 78.352 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 78.365 (relating to voting trusts and other voting agreements) of the NRS. Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Except as otherwise provided by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the Certificate of Incorporation, these Bylaws or the rules and regulations of any applicable stock exchange, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the Certificate of Incorporation, these Bylaws, or the rules and regulations of any applicable stock exchange.

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2.10 Stockholder Action by Written Consent Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at an annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be (i) signed by the holders of record on the record date (established in the manner set forth in Section 2.11 of these Bylaws) of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) delivered to the Corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

2.11 Record Dates. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 78.350 of the NRS and this Section 2.11 at the adjourned meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.12 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period not exceeding seven years. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 78.355 of the NRS. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder.

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2.13 List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The stockholder list shall be arranged in alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place (as opposed to solely by means of remote communication), then a list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then a list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger of the Corporation shall be the only evidence as to the identity of the stockholders entitled to examine the stock list and vote at the meeting and the number of shares held by each of them.

Article III - DIRECTORS

3.1 Powers The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the NRS or the Certificate of Incorporation.

3.2 Number of Directors. The board of directors shall consist of one (1) or more members, each of whom shall be a natural person. Unless the Certificate of Incorporation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. The board of directors shall be classified pursuant to Section 78.330 of the NRS and in accordance with the Certificate of Incorporation. Each director elected shall hold office until his or her successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

3.3 Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 of these Bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws. The Certificate of Incorporation or these Bylaws may prescribe other qualifications for directors.

3.4 Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified in the notice of resignation, acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws or if authorized by resolution of the board of directors, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by the stockholders. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

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3.5 Places of Meetings; Meetings by Telephone. The board of directors may hold meetings, both regular and special, either within or outside the State of Nevada. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the board of directors may participate in a meeting of the board of directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7 Special Meetings; Notice. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, if there be one, the chief executive officer, if there be one, the president, the secretary or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by United States first-class mail, postage prepaid;

(iii) sent by facsimile;

(iv) sent by electronic mail; or

(v) sent by any reasonable method requested by an individual director,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 Quorum; Voting. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If the Certificate of Incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these Bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9 Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws or statute, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

3.10 Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws or statute, the board of directors shall have the authority to fix the compensation of directors.

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3.11 Removal of Directors. A director may be removed from office by the stockholders of the Corporation only with cause. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

Article IV - COMMITTEES

4.1 Committees of Directors. The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the board of directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, allowed by law and in these Bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the NRS to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any Bylaw of the Corporation.

4.2 Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3 Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings and meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings; notice);

(iv) Section 3.8 (quorum; voting);

(v) Section 3.9 (action without a meeting); and

(vi) Section 7.5 (waiver of notice)

with such changes in the context of these Bylaws as are necessary to substitute the committee and its members for the board of directors and its members. However:

(i) the time of regular meetings of committees may be determined by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the committee; and

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(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors or a committee may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

Any provision in the Certificate of Incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the Certificate of Incorporation or these Bylaws.

4.4 Subcommittees. Unless otherwise provided in the Certificate of Incorporation, these Bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

Article V - OFFICERS

5.1 Officers. The officers of the Corporation shall be a president and a secretary. The Corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, a chief operating officer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

5.2 Appointment of Officers. The board of directors shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article V for the regular election to such office.

5.3 Subordinate Officers. The board of directors may appoint, or empower the chief executive officer, if any, or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the board of directors may from time to time determine.

5.4 Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors or by any officer upon whom such power of removal may be conferred by the board of directors, except that, unless specifically approved by the board of directors, officers may not remove other officers chosen by the board of directors. Any officer may resign at any time by giving written or electronic notice to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the board of directors or as provided in Section 5.3.

5.6 Representation of Shares or Interests of Other Corporations or Entities. Subject to Section 5.7 of these Bylaws, the chairperson of the board of directors, if any, the president, any vice president, the treasurer, the secretary or any assistant secretary of this Corporation, or any other person authorized by the board of directors is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares or equity interests of any other Corporation or Corporations or entity or entities standing in the name of this Corporation, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

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5.7 Authority and Duty of Officers. All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

Article VI - STOCK

6.1 Stock Certificates; Partly Paid Shares. The shares of the Corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares, subject to the requirements of the NRS. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson of the board of directors, if there be one, or vice-chairperson of the board of directors, if there be one, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. In case any officer, transfer agent or registrar who has signed a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form. The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 78.195 of the NRS, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or NRS 78.195, NRS 78.1955, NRS 78.235, or NRS 78.242 of the NRS or with respect to this Section 6.2 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3 Lost, Stolen or Destroyed Certificates. Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4 Dividends. The board of directors, subject to any restrictions contained in the Certificate of Incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the Certificate of Incorporation. The board of directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

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6.5 Transfer of Stock. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the Certificate of Incorporation, these Bylaws, applicable law or contract.

6.6 Stock Transfer Agreements. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the NRS.

6.7 Registered Stockholders. The Corporation:

(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii) shall be entitled (to the fullest extent permitted by law) to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Article VII - MANNER OF GIVING NOTICE AND WAIVER

7.1 Notice of Stockholders’ Meetings. Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records. An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2 Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the NRS, the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the NRS, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

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(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” or “electronically transmitted” means any form or process of communication not directly involving the physical transfer of paper or another tangible medium, including, without limitation, any form or process of communication through the use of or participation in a blockchain, which: (i) is suitable for the retention, retrieval and reproduction of information by the recipient; and (ii) is retrievable and reproducible in paper form by the recipient through an automated process used in conventional commercial practice, unless otherwise authorized in accordance with subsection 8 of NRS 75.150.

7.3 Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the NRS, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of the NRS, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4 Notice to Person with whom Communication is Unlawful. Whenever notice is required to be given, under the NRS, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the NRS, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5 Waiver of Notice. Whenever notice is required to be given to stockholders, directors or other persons under any provision of the NRS, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

Article VIII - INDEMNIFICATION

8.1 Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director of the Corporation or an officer of the Corporation, or while a director of the Corporation or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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8.2 Indemnification of Directors and Officers in Actions by or in the Right of the Corporation. Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the NRS, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such Proceeding was brought or another court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

8.3 Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4 Indemnification of Others; Advance Payment to Others. Subject to the other provisions of this Article VIII, the Corporation shall have power to advance expenses to and indemnify its employees and its agents to the extent not prohibited by the NRS or other applicable law. The board of directors shall have the power to delegate the determination of whether employees or agents shall be indemnified or receive an advancement of expenses to such person or persons as the board of directors determines.

8.5 Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the NRS. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems reasonably appropriate and shall be subject to the Corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these Bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.

8.6 Limitation of Indemnification. Subject to the requirements in Section 8.3 and the NRS, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

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(iii) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv) initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(v) if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8.7 Determination; Claim. If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8 Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any statute, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the NRS or other applicable law.

8.9 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the NRS.

8.10 Survival. The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11 Effect of Repeal or Modification. Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

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8.12 Certain Definitions. For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan (excluding any “parachute payments” within the meanings of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended); and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

Article IX - GENERAL MATTERS

9.1 Execution of Corporate Contracts and Instruments. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

9.3 Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

Article X - AMENDMENTS

These Bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least a majority of the total voting power of all outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any bylaw inconsistent with, the following provisions of these Bylaws: Article II, Sections 3.1, 3.2, 3.4 and 3.11 of Article III, Article VIII and this Article X (including, without limitation, any such Article or Section as renumbered as a result of any amendment, alteration, change, repeal, or adoption of any other Bylaw). The board of directors, acting by the affirmative vote of at least a majority of the Whole Board, shall also have the power to adopt, amend or repeal bylaws; provided, however, that a Bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

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EIGHTCO HOLDINGS, INC.

CERTIFICATE OF ADOPTION OF BYLAWS

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Eightco Holdings, Inc., a Nevada corporation (the “Corporation”), and that the foregoing Bylaws, were adopted as the Bylaws of the Corporation on [●].

Name:
Title:

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Appendix D

EIGHTCO HOLDINGS INC.

2022 LONG-TERM INCENTIVE PLAN

This Amended and Restated Eightco Holdings Inc. 2022 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Eightco Holdings Inc., a [Delaware/Nevada]1 corporation (the “Company”), effective as of October 3, 2024 (the “Effective Date”), subject to approval by the Company’s stockholders.

Article 1.
PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2.
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

1 If the Redomestication is approved at the Annual Meeting, then this Amended & Restated Equity Incentive Plan will reflect that the Company is a Nevada corporation throughout. Otherwise, the Plan will reflect that the Company is a Delaware corporation.

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2.6 “Board” means the board of directors of the Company.

2.7 “Change in Control” means the occurrence of the event set forth in any one of the following paragraphs, except as otherwise provided herein:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (b) below;

(b) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in substantially the same proportion, more than fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation which would result in the common stock of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity or any parent thereof), in substantially the same proportion, more than fifty percent (50%) of the outstanding shares of common stock of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

(c) a complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities or the outstanding common stock of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing provisions of this Section 2.7, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

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2.10 “Committee” means the Committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11 “Common Stock” means the common stock of the Company, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means Eightco Holdings Inc., a [Delaware/Nevada] corporation, and any successor entity.

2.13 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Effective Date” is defined in the preamble to the Plan.

2.18 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.19 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.20 “Exercise Date” is the date (a) with respect to any Stock Option, that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any income and/or employment tax withholding or other tax payment due with respect to such Award), and (b) with respect to any SAR, that the Participant has delivered both the written notice and consideration to the Company with a value equal to any income and/or employment tax withholding or other tax payment due with respect to such SAR.

2.21 “Exercise Notice” is defined in Section 8.3(b) hereof.

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2.22 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealer, Inc.’s OTC Bulletin Board or the Pink OTC Markets, Inc. (previously known as the National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.23 “Immediate Family Members” is defined in Section 15.8 hereof.

2.24 “Incentive” is defined in Section 2.3 hereof.

2.25 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.26 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.27 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.28 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.29 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.30 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.31 “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.32 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.33 “Performance Criteria” is defined in Section 6.10 hereof.

2.34 “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.35 “Plan” means this Eightco Holdings Inc. 2022 Long-Term Incentive Plan, as amended from time to time.

2.36 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.37 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

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2.38 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.39 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.40 “Retirement” shall have the meaning set forth in the Participant’s Award Agreement.

2.41 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.42 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.43 “Spread” is defined in Section 12.4(b) hereof.

2.44 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.45 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.46 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.47 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.47, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

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Article 3.
ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself of herself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

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Article 4.
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5.
SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 528,873 shares (the “Initial Share Reserve Amount”), of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. Notwithstanding the foregoing, (a) the total number of shares of Common Stock that may be delivered pursuant to Awards under the Plan shall automatically increase on the first trading day of each calendar year by such number of shares of Common Stock as are necessary so that the total number of shares reserved for issuance under the Plan shall be equal to 19.9% of the total number of outstanding shares of Common Stock, determined on a fully diluted basis as of the applicable trading date (the “Stipulated Percentage”); (b) the Board may act prior to January 1st of a given calendar year to provide that (i) there will be no such automatic annual increase in the number of shares reserved for issuance under the Plan or (ii) the increase in the number of shares for such calendar year will be a lesser number of shares than necessary to maintain the Stipulated Percentage of shares reserved for issuance under the Plan; and (c) unless an increase in shares reserved for issuance under the Plan in excess of the Initial Share Reserve Amount has been approved by the Company’s stockholders, the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options shall not exceed the Initial Share Reserve Amount or, if greater, the number of shares of Common Stock subsequently approved by the requisite vote of the Company’s stockholders entitled to vote thereon.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired, or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the Option Price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the Option Price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

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Article 6.
GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant. No dividends or Dividend Equivalent Rights may be paid or granted with respect to any Stock Option granted hereunder.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

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6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (1) (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law, or (2) each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

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(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted. No dividends or Dividend Equivalent Rights may be paid or granted with respect to any SAR granted hereunder.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

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If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award; provided that (a) any Dividend Equivalent Rights with respect to such Award shall be withheld by the Company for the Participant’s account until such Award is vested, subject to such terms as determined by the Committee; and (b) such Dividend Equivalent Rights so withheld by the Company and attributable to any particular Award shall be distributed to such Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalent Rights, if applicable, upon vesting of the Award and if such Award is forfeited, the Participant shall have no right to such Dividend Equivalent Rights. No Dividend Equivalent Rights may be paid or granted with respect to any Stock Option or SAR.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: revenue, which includes net revenue, gross revenue, product revenue, system-wide revenue or revenue growth; operating or net income or loss, which includes profits, growth in profit margin (before or after taxes), or earnings or losses before interest, taxes, depreciation and/or amortization, or profit margin or profit growth; and may be calculated before or after allocation of corporate overhead and bonus; earnings or loss per share (including on a diluted or undiluted basis, before or after taxes); return on equity; stockholder return or total stockholder return; return on assets or net assets; return on capital (including return on total capital or return on invested capital); market share; reductions in costs or improvement in or attainment of expense levels or working capital levels or attainment of operating efficiencies; cash flow (including, but not limited to, operating cash flow and free cash flow) or cash flow per share (before or after dividends), or cash flow return on investment or capital; cash or cash margin, debt level or debt reduction, stockholders equity, return on stockholders’ equity, operating efficiencies, cost reduction or savings; customer or client retention and/or growth; productivity volume, gains or ratios; financial ratios, including those measuring liquidity, activity, profitability or leverage; financing and other capital raising transactions (including sales of the Company’s equity or debt securities); acquisitions, divestitures, reorganization and other corporate transactions; or expansion of specific business operations (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

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6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

Article 7.
AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

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8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the Exercise Date. The consideration due with respect to the exercise of a Stock Option shall be payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

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(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9.
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

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Article 10.
TERM

The Plan shall be effective from the Effective Date. Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number, (f) the aggregate number and kind of shares of Common Stock or other securities issued or reserved for issuance under the Plan, and (g) the annual Award limits or any other maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

Article 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A or Section 424 of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

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12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his or her personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13.
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

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Article 14.
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

Article 15.
MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaivable requirement under Applicable Law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

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15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

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15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Eightco Holdings Inc. 2022 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Easton, Pennsylvania. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of [Delaware/Nevada] (excluding any conflict of laws, rule or principle of [Delaware/Nevada] law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Easton, Pennsylvania.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of [__], 2024 by its Chief Executive Officer pursuant to prior action taken by the Board.

EIGHTCO HOLDINGS INC.

By:
Name:
Title:

D-19

Appendix E

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of November 22, 2024, is entered into by and among Ferguson Containers, Inc., a New Jersey Corporation (“Seller”), and Eightco Holdings, Inc., a Delaware Corporation (“Seller’s Owner” and together with Seller, the “Selling Parties”) and Ferguson Containers, LLC, a New Jersey Limited Liability Company (“Buyer”), and Edward Reichard and Derick Reichard, for the purposes of Article I, Section 1.03 ( “Buyer’s Owners” and (together with Buyer, the “Buying Parties”).

RECITALS

A. Selling Parties operate a consumer products company which develops, contract manufactures and sells a line of products in the corrugated box industry.

B. Selling Parties desire to sell, assign, transfer and deliver to Buyer, and Buyer desires to purchase from Seller, certain of the assets and lines of business of Seller (“Purchased Assets”) upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, promises, agreements, representations and warranties contained in this Agreement, the parties hereto do hereby covenant, promise and agree as follows:

ARTICLE I

Purchase and Sale

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in the assets set forth on Schedule 1.01 hereto (the “Purchased Assets”), free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance (“Encumbrance”).

Section 1.02 Excluded Assets. The Purchased Assets shall specifically not include the assets set forth in Schedule 1.02 (the “Excluded Assets”).

Section 1.03 Purchase Price. The aggregate purchase price for the Purchased Assets (the “Purchase Price”) shall be as follows:

(a)	At Closing, Buyer shall pay via wire transfer of immediately available funds to the account designated in writing by the Selling Parties an amount equal to Five Hundred Thousand Dollars ($557,835), which amount includes $57,835 of estimated excess cash and Working Capital of the Purchased Assets.

(b)	A senior secured promissory note (the “Seller Note”) in an aggregate principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) issued to the Seller.

(c)	The right to receive additional earn out consideration upon the achievement of certain milestones as follows:

(i)	If the Buying Parties achieve $1,000,000 of earnings before interest, taxes, depreciation and amortization (“EBITDA”) for 2024 attributable to the Purchased Assets, the Seller shall receive an additional Two Hundred Fifty Thousand Dollars ($250,000). If the EBITDA for 2024 is between $900,000 and $1,000,000, the Seller is entitled to a prorated amount of the Two Hundred Fifty Thousand Dollars ($250,000).

(ii)	If the Buying Parties achieve $1,000,000 of EBITDA for 2025 attributable to the Purchased Assets, Seller shall receive an additional Two Hundred Fifty Thousand Dollars ($250,000). If the EBITDA for 2025 is between $900,000 and $1,000,000, the Seller is entitled to a prorated amount of the Two Hundred Fifty Thousand Dollars ($250,000).

(d)	The assumption of liabilities set forth on Schedule 1.03(d) (the “Assumed Liabilities”).

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Other than the Assumed Liabilities as set forth in Schedule 1.03(d), the Buying Parties shall not assume any liabilities or obligations of the Selling Parties of any kind, whether known or unknown, contingent, matured or otherwise, whether currently existing or hereinafter created.

For the purposes of this Agreement, “Working Capital” shall mean the difference between the current assets included in the Purchased Assets (such as accounts receivable, inventory, and other similar assets) and the current liabilities included in the Assumed Liabilities (such as accounts payable and accrued expenses), as of the Closing Date, determined in accordance with Generally Accepted Accounting Principles (GAAP) and consistent with past practices.

The parties agree that the Purchase Price includes all cash and Working Capital of the Purchased Assets and there shall be no further adjustments or reconciliations related to cash and Working Capital to the Purchase Price or otherwise.

Section 1.04 Review Period; Termination

(a) Examination. After execution of this Agreement, Buyer shall have up to five (5) business days (the “Review Period”) to review the relevant financial statements, books and records of Seller, which Seller shall provide, certify and warrant as full, complete and accurate.

(b) Termination. On or prior to 4:30 pm EST on the last day of the Review Period, Buyer shall have the right to terminate this Agreement for any reason or no reason it its sole and complete discretion.

(c) Effect of Termination. In the event this Agreement is terminated pursuant to Section 1.4(b) or if the failure to obtain the Necessary Approval and Fairness Opinion (each as defined below), this Agreement shall terminate and be deemed null and void; provided, however, that nothing herein will relieve any party from any liability for any willful breach of the terms of this Agreement.

ARTICLE II

Closing

Section 2.01 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on the later of (i) 5 days after the expiration of the Review Period in the event that this Agreement was not terminated by Buyer or (ii) by the Selling Parties if the Necessary Approval and Fairness Opinion are not obtained(the “Closing Date”). The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 12:01 a.m. on the Closing Date.

Section 2.02 Closing Deliverables.

(a) At the Closing, Seller shall deliver to Buyer the following:

(i) a bill of sale in form and substance reasonably satisfactory to Buyer (the “Bill of Sale”) and duly executed by Seller, transferring the Purchased Assets to Buyer;

(ii) copies of all consents, approvals, waivers and authorizations referred to the Seller’s disclosure schedules (the “Disclosure Schedules”); and,

(iii) such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to this Agreement.

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(b) At the Closing, Buyer shall deliver to Seller the following:

(i) the Purchase Price as set forth in Section 1.03; and

(ii) an Assignment and Assumption Agreement duly executed by Buyer.

Section 2.03 Closing Conditions.

(a) Conditions to Obligations of Both Buyer and Seller. The obligations of each of Buyer and Seller to consummate the transactions contemplated hereby is subject to the satisfaction (or written waiver by each party) of the following conditions:

i. Seller’s Owner receiving the approval of its shareholders required to consummate the transactions contemplated by the Agreement (“Necessary Approval”); and

ii. Seller obtaining an opinion from a qualified independent financial advisor or valuation firm affirming that the terms of the transactions contemplated by the Agreement are fair, from a financial point of view, to the shareholders of Seller’s Owner (“Fairness Opinion”).

(b) Conditions to Obligations of Buyer. The obligation of Buyer to consummate the transactions contemplated hereby is subject to the satisfaction (or written waiver by Buyer) of the following conditions:

i. immediately preceding the Closing, the Seller shall have delivered a certificate in a form mutually and reasonably satisfactory to the parties (the “Seller Certificate”) certifying that (i) the representations and warranties of Seller set forth in Article III shall be true and correct at and as of such time, except for those representations and warranties that address matters only as of a specified date (which representations and warranties shall be true and correct as of such specified date) and except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect to the Seller;

ii. Seller shall have performed or complied in all material respects with the agreements and covenants required to be performed or complied with by it under this Agreement as of or prior to the Closing; and

iii. no judgment, order, decree, stipulation, or injunction by any governmental entity shall be in effect which prevents consummation of the transactions contemplated hereby, nor shall any Action be pending or threatened seeking to enjoin the consummation of the transactions.

(c) Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated hereby are subject to the satisfaction (or the written waiver by Seller) of the following conditions:

i. the representations and warranties of Buyer set forth in Article IV shall be true and correct at and as of the Closing Date as if made as of the Closing Date, except for those representations and warranties that address matters only as of a particular date (which shall be true and correct as of such date) and except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect to the Buyer;

ii. Buyer shall have performed or complied in all material respects with the agreements and covenants required to be performed or complied with by Buyer under this Agreement as of or prior to the Closing;

iii. Buyer shall have delivered to Seller the Purchase Price; and

iv. no judgment, order, decree, stipulation or injunction by any Governmental Entity shall be in effect which prevents consummation of any of the transactions contemplated hereby, nor shall any Action be pending or threatened seeking to enjoin the consummation of the transactions contemplated hereby.

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ARTICLE III

Representations and warranties of seller

Except as set forth in the correspondingly numbered Seller’s Disclosure Schedules, the Seller represents and warrants to Buyer as follows:

Section 3.01 Organization and Authority of Seller; Enforceability. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware. Seller has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and by general equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies.

Section 3.02 No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Seller; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or the Purchased Assets; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any material contract or other instrument to which Seller is a party or to which any of the Purchased Assets are subject; or (d) result in the creation or imposition of any Encumbrance on the Purchased Assets. No consent, approval, waiver or authorization is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

Section 3.03 Title to Purchased Assets. Seller owns and has good title to the Purchased Assets, free and clear of Encumbrances, except as set forth in Section 3.03 of Seller’s Disclosure Schedules.

Section 3.04 Condition of Assets. The tangible personal property included in the Purchased Assets is in good condition and adequate for the uses to which they are being put, and none of such /tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

Section 3.05 Non-foreign Status. Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2.

Section 3.06 Compliance With Laws Seller has complied since January 1, 2021, and is now complying, in all material respects with all applicable federal, state and local laws and regulations applicable to ownership and use of the Purchased Assets.

Section 3.07 Legal Proceedings. There is no material claim, action, suit, proceeding or governmental investigation (“Action”) of any nature pending or, to Seller’s knowledge, expected or threatened against or by Seller (a) relating to or affecting the Purchased Assets or the Assumed Liabilities; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action, except as set forth in Section 3.10 of the Disclosure Schedules.

Section 3.08 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

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Section 3.09 Undisclosed Liabilities. Seller has no material Liabilities with respect to the Business, except those which have been incurred in the ordinary course of business consistent with past practice and which are not, individually or in the aggregate, material in amount.

Section 3.10 Governmental Orders. Except as set forth in the Disclosure Schedules, there are no outstanding Governmental Orders (as the term is defined herein) and no unsatisfied judgments, penalties or awards against, relating to or affecting the Business. Seller is in compliance with the terms of each Governmental Order set forth in the Disclosure Schedules. No event has occurred or circumstances exist that may constitute or result in (with or without notice or lapse of time) a violation of any such Governmental Order. “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

Section 3.11 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Schedules, the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

Section 3.12 No Other Representations or Warranties. Neither Seller nor any of the Selling Parties has made (and Buyer is not entitled to rely on) any representation or warranty (whether orally, in writing, express or implied) as to the Purchased Assets, the Assumed Liabilities or the transactions contemplated hereby, except as expressly set forth in Article III of this Agreement (including the related portions of the Disclosure Schedule), and Seller disclaims any and all other express or implied representations or warranties, whether written or oral. Notwithstanding anything to the contrary, none of the representations and warranties of the Selling Parties contained herein shall be deemed qualified in any respect by the substance of any agreements or documents delivered to the Buyer other than as set forth in this Agreement and the Schedules hereto.

ARTICLE IV

Representations and warranties of buyer

Buyer represents and warrants to Seller as follows.

Section 4.01 Organization and Authority of Buyer; Enforceability. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. Buyer has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and by general equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies.

Section 4.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Buyer; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer. No consent, approval, waiver or authorization is required to be obtained by Buyer from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.

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Section 4.03 Legal Proceedings. There is no Action of any nature pending or, to Buyer’s knowledge, threatened against or by Buyer that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 4.04 Brokers. no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

Section 4.05 No Other Representations or Warranties. Neither Buyer nor any of the Buyer Parties has made (and Seller is not entitled to rely on) any representation or warranty (whether orally, in writing, express or implied) as to the Buyer, except as expressly set forth in Article IV of this Agreement, and Buyer disclaims any and all other express or implied representations or warranties, whether written or oral. Notwithstanding anything to the contrary, none of the representations and warranties of Buyer contained herein shall be deemed qualified in any respect by the substance of any agreements or documents delivered to the Seller, other than as set forth in this Agreement and the Schedules hereto.

ARTICLE V

Covenants

Section 5.01 Public Announcements. Unless otherwise required by applicable law, neither party shall make any public announcements regarding this Agreement or the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed).

Section 5.02 Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the documents to be delivered hereunder.

Section 5.03 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld or delayed), Seller shall (x) conduct the Business in the ordinary course of business consistent with past practice; and (y) use commercially reasonable efforts to maintain and preserve intact its current Business organization, operations and franchise and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having relationships with the Business. Without limiting the foregoing, from the date hereof until the Closing Date, Seller shall:

(a) preserve and maintain all Permits required for the conduct of the Business as currently conducted or the ownership and use of the Purchased Assets;

(b) pay the debts, Taxes and other obligations of the Business when due;

(c) continue to collect accounts receivable in a manner consistent with past practice, without discounting such Accounts Receivable;

(d) maintain the properties and assets included in the Purchased Assets in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;

(e) continue in full force and effect without modification all insurance policies, except as required by applicable Law;

(f) defend and protect the properties and assets included in the Purchased Assets from infringement or usurpation;

(g) perform all of its obligations under all Assigned Contracts;

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(h) maintain the Books and Records in accordance with past practice;

(i) comply in all material respects with all Laws applicable to the conduct of the Business or the ownership and use of the Purchased Assets; and

(j) not take or permit any action that would cause material adverse changes, events or conditions in the Purchased Assets.

Section 5.04 Access to Information. From the date hereof until the Closing, Seller shall (a) afford Buyer and its Representatives reasonable access to and the right to inspect all of the Real Property, properties, assets, premises, books and records, Contracts and other documents and data related to the Purchased Assets; (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to the Purchased Assets as Buyer or any of its Representatives may reasonably request; and (c) instruct the Representatives of Seller to reasonably cooperate with Buyer in its investigation of the Purchased Assets. Any investigation pursuant to this Section 5.04 shall be conducted in such manner as not to interfere unreasonably with the conduct of the Purchased Assets or any other businesses of Seller. No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller in this Agreement.

Section 5.05 Employees and Employee Benefits.

(a) Buyer, at Buyer’s sole discretion, may offer employment, on an “at will” basis, to any or all of Seller’s employees. However, Buyer shall have no obligation to offer employment to any of Seller’s employees.

(b) Except as otherwise set forth herein, Seller shall be solely responsible, and Buyer shall have no obligation whatsoever for, any employment agreement or Contract with any employee of Seller or compensation or other amounts payable to any current or former employee, officer, director, independent contractor or consultant of the business conducted through the Purchased Assets, including, without limitation, hourly pay, commission, bonus, salary, accrued vacation, fringe, pension or profit sharing benefits or severance pay for any period relating to the service with Seller at any time on or prior to the Closing Date and Seller shall pay all such amounts to all entitled persons on or prior to the Closing Date.

(c) Seller shall remain solely responsible for the satisfaction of all claims for medical, dental, life insurance, health accident or disability benefits brought by or in respect of current or former employees, officers, directors, independent contractors or consultants of the business related to the Purchased Assets or the spouses, dependents or beneficiaries thereof, which claims relate to events occurring on or prior to the Closing Date. Seller also shall remain solely responsible for all workers’ compensation claims of any current or former employees, officers, directors, independent contractors or consultants of the business related to the Purchased Assets which relate to events occurring on or prior to the Closing Date. Seller shall pay, or cause to be paid, all such amounts to the appropriate persons as and when due.

ARTICLE VI

Miscellaneous

Section 6.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

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Section 6.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the [third] day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.02):

If to Selling Parties:

Ferguson Containers, Inc.

101 Larry Holmes Boulevard

Suite 313

Easton, PA 18042

Eightco Holdings, Inc.

101 Larry Holmes Boulevard

Suite 313

Easton, PA 18042

If to Buying Parties:

Ferguson Containers, LLC

Street

City, State Zip

Edward Reichard

Street

City, State Zip

Derrick Reichard

Street

City, State Zip

Section 6.03 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 6.04 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 6.05 Entire Agreement. This Agreement including all attachments and schedules and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and the documents to be delivered hereunder, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 6.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 6.07 No Third-party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 6.08 Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

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Section 6.09 Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 6.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction).

Section 6.11 Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the Commonwealth of Pennsylvania, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

Section 6.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 6.13 Non-Survival. Notwithstanding anything herein or otherwise to the contrary, none of the representations, warranties, covenants, obligations or other agreements of the parties contained in this Agreement or in any certificate delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing, and, from and after the Closing, no Action shall be brought and no recourse shall be had against or from any person in respect of such non-surviving representations, warranties, covenants or agreements, other than in the case of Fraud. All such representations, warranties, covenants, obligations and other agreements shall terminate and expire upon the occurrence of the Closing. Notwithstanding the foregoing, (a) those covenants and agreements contained herein that by their terms expressly require performance after the Closing shall survive the Closing but only with respect to that portion of such covenant or agreement that is expressly to be performed following the Closing, and (b) this Article VI shall survive the Closing.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Seller:
Ferguson Containers, Inc.

/s/ Paul Vassilakos
By:	Paul Vassilakos, Authorized Signatory

Seller’s Owner:
Eightco Holdings, Inc.

/s/ Paul Vassilakos
By:	Paul Vassilakos, Chairman and Chief Executive Officer

Buyer:
Ferguson Containers, LLC

/s/ Edward Reichard
By:	Edward Reichard, Member/Authorized Signatory

/s/ Derick Reichard
By:	Derick Reichard, Member/Authorized Signatory

Buyer’s Owners:

/s/ Edward Reichard
By:	Edward Reichard, Individual

/s/ Derick Reichard
By:	Derick Reichard, Individual

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PROXY

EIGHTCO HOLDINGS INC.

a Delaware Corporation

101 Larry Holmes Drive, Suite 313

Easton, Pennsylvania 18042

ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 30, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

EIGHTCO HOLDINGS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 30, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 10, 2024, in connection with the Annual Meeting to be held at 2:00 p.m. Eastern Time, on December 30, 2024, virtually, at www.virtualshareholdermeeting.com/OCTO2024, and hereby appoints Paul Vassilakos the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Eightco Holdings Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE REDOMESTICATION PROPOSAL (PROPOSAL 1), “FOR” THE PLAN PROPOSAL (PROPOSAL 2), “FOR” THE FERGO ASSET SALE PROPOSAL (PROPOSAL 3), “FOR” EACH OF THE NOMINEES NAMED IN THE DIRECTOR ELECTION PROPOSAL (PROPOSAL 4), “FOR” THE ACCOUNTANT RATIFICATION PROPOSAL (PROPOSAL 6), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 6), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 30, 2024: This notice of meeting and the accompany proxy statement are available at https://materials.proxyvote.com/22890A.

Proposal 1 — Redomestication Proposal	FOR	AGAINST	ABSTAIN
Approve redomestication of the Company’s jurisdiction of incorporation from Delaware to Nevada and the Company’s Nevada Charter and Nevada Bylaws.	☐	☐	☐

Proposal 2 — Plan Proposal	FOR	AGAINST	ABSTAIN
Approve the amendment to the Company’s 2022 Long-Term Incentive Plan increasing the total number of shares of the Company’s common stock available for issuance thereunder from 356,588 shares to 528,873 shares.	☐	☐	☐

Proposal 3 — Fergco Asset Sale Proposal	FOR	AGAINST	ABSTAIN
Approve the sale of assets of Ferguson Containers, Inc., a wholly-owned subsidiary of the Company, to an entity affiliated with the current management of Fergco.	☐	☐	☐

Proposal 4 — Director Election Proposal	FOR	WITHHOLD
Elect Frank Jennings as a Class II member of the Company’s Board of Directors, to serve until the 2027 annual meeting of stockholders or until the appointment, election and qualification of his successor.	☐	☐

Elect Kevin O’Donnell as a Class II member of the Company’s Board of Directors, to serve until the 2027 annual meeting of stockholders or until the appointment, election and qualification of his successor.	☐	☐

Proposal 5 — Accountant Ratification Proposal	FOR	AGAINST	ABSTAIN
Ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

Proposal 6 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Annual Meeting of Stockholders to a later date or dates, if the Company determines that additional time is necessary to approve any or all of the foregoing proposals.	☐	☐	☐

Dated: ________________________, 2024

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO BROADRIDGE FINANCIAL SOLUTIONS, INC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 4, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 5, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 6, IF SUCH PROPOSAL IS PRESENTED AT THE ANNUAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.